    As filed with the Securities and Exchange Commission on May 13, 1997

                                                     Registration No. 33-75608
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 4 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                            ----------------------

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                             (Exact name of trust)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                            Thomas C. Lauerman, Esq.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

    /X/ immediately upon filing pursuant to paragraph (b) of Rule 485
    --

    / / on (date) pursuant to paragraph (b) of Rule 485
    --
    / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    --
    / / on (date) pursuant to paragraph (a)(1) of Rule 485
    --

If appropriate check the following box

    / / this post-effective amendment designates a new effective date for a
    --
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1996 pursuant to Rule 24f-2 on February 26, 1997.

FCC0011

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and Series
                                 Fund John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and Series Fund,
                                 State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that John Hancock
                                 Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 Series Fund

11, 12                           Summary, The Account and Series
                                 Fund, Distribution of
                                 Policies

13                               Charges and expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and Series Fund

17                               Summary, Policy
                                 Provisions and Benefits

18                               The Account and Series Fund,
                                 Tax Considerations

19                               Reports

20                               Changes that John Hancock
                                 Can Make

21                               Policy Provisions and Benefits

22                               Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               John Hancock

26                               Not Applicable

27,28,29,30                      John Hancock, Board
                                 of Directors and Executive
                                 Officers of John Hancock

31,32,33,34                      Not Applicable

35                               John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies, John
                                 Hancock, Charges and Expenses

42,43                            Not Applicable

44 The Account and Series Fund, Policy Provisions and Benefits, Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46 The Account and Series Fund, Policy Provisions and Benefits, Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Principal Policy Provisions,
                                 Appendix--Other Policy Provisions

52                               The Account and Series Fund,
                                 Changes that John Hancock
                                 Can Make

53,54,55,56,57,58,59             Not Applicable


FCC/W3RAK(1490)

                                            John Hancock Mutual Life
                                               Insurance Company
                                                             (John Hancock)
----------------------------------------

              FLEXV2

----------------------------------------

 [LOGO OF JOHN HANCOCK(R) APPEARS HERE]

----------------------------------------


               SCHEDULED PREMIUM VARIABLE LIFE INSURANCE POLICY
            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                              John Hancock Place
                          Boston, Massachusetts 02117

                        JOHN HANCOCK SERVICING OFFICE:
                                 P.O. Box 111
                          Boston, Massachusetts 02117

                  TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                               FAX 617-572-5410

                         PROSPECTUS MAY 13, 1997

  The scheduled premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Mutual Variable Life Insurance Account UV ("Account"), by a fixed subaccount (the "Fixed Account"), or by a combination of the Fixed Account and up to nine of the variable subaccounts (collectively, "the Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I, a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock") or of M Fund, Inc., a "series" type mutual fund advised by M Financial Investment Advisers, Inc. (collectively, the "Funds"). The assets of the Fixed Account will be invested in the general account of John Hancock Mutual Life Insurance Company ("John Hancock").

  The prospectuses for the Funds, which are attached to this Prospectus, describe the investment objectives, policies and risks of investing in the Portfolios of John Hancock Variable Series Trust I: Growth & Income, Large Cap Growth, Sovereign Bond, Money Market, Managed, Real Estate Equity, International Equities, Short-Term U.S. Government, Special Opportunities, Small Cap Growth, Small Cap Value, Mid Cap Growth, Mid Cap Value, International Balanced, International Opportunities, Large Cap Value, Strategic Bond and Equity Index; and in the Portfolios of M Fund, Inc.:
Edinburgh Overseas Equity, Turner Core Growth, Frontier Capital Appreciation and Enhanced U.S. Equity. (The Enhanced U.S. Equity Portfolio is not currently available to Owners, but is expected to be made available sometime in the future.) Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  IT IS NOT VALID UNLESS ATTACHED TO CURRENT PROSPECTUSES FOR THE FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            Page
SUMMARY...................................................................    1
JOHN HANCOCK..............................................................    7
THE ACCOUNT AND SERIES FUNDS..............................................    7
THE FIXED ACCOUNT.........................................................   10
POLICY PROVISIONS AND BENEFITS............................................   11
  Requirements for Issuance of Policy.....................................   11
  Premiums................................................................   11
  Account Value and Surrender Value.......................................   15
  Death Benefits..........................................................   16
  Death Benefit Options...................................................   16
  Definition of Life Insurance............................................   17
  Excess Value............................................................   18
  Partial Withdrawal of Excess Value......................................   18
  Transfers Among Subaccounts.............................................   19
  Loan Provisions and Indebtedness........................................   20
  Default and Options on Lapse............................................   21
  Exchange Privilege......................................................   22
CHARGES AND EXPENSES......................................................   22
  Charges Deducted from Premiums..........................................   22
  Sales Charges...........................................................   22
  Administrative Surrender Charge.........................................   24
  Reduced Charges for Eligible Groups.....................................   24
  Charges Deducted from Account Value.....................................   25
DISTRIBUTION OF POLICIES..................................................   27
TAX CONSIDERATIONS........................................................   28
  Policy Proceeds.........................................................   28
  Charge for John Hancock's Taxes.........................................   29
  Corporate and H.R. 10 Plans.............................................   29
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK.................   29
REPORTS...................................................................   31
VOTING PRIVILEGES.........................................................   31
CHANGES THAT JOHN HANCOCK CAN MAKE........................................   32
STATE REGULATION..........................................................   32
LEGAL MATTERS.............................................................   32
REGISTRATION STATEMENT....................................................   32
EXPERTS...................................................................   32
FINANCIAL STATEMENTS......................................................   33
APPENDIX--OTHER POLICY PROVISIONS.........................................   73
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES
 AND ACCUMULATED PREMIUMS.................................................   75

THE POLICY DESCRIBED HEREIN IS AVAILABLE ONLY IN NEW YORK. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY OTHER JURISDICTION. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                      INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:

                                                                           PAGE
                                                                           -----
      Account Value.......................................................    14
      Administrative Surrender Charge.....................................    23
      Attained Age........................................................    15
      Base Policy Premium.................................................    11
      Basic Account Value.................................................    17
      Contingent Deferred Sales Charge....................................    22
      Corridor Factor.....................................................    15
      Current Death Benefit...............................................    15
      Death Benefit Factor................................................    15
      Excess Value........................................................    16
      Experience Component................................................    17
      Fixed Account.......................................................     9
      Grace Period........................................................    20
      Guaranteed Death Benefit............................................    15
      Guaranteed Maximum Recalculation Premium............................    11
      Indebtedness........................................................    19
      Investment Rule.....................................................    12
      Loan Assets.........................................................    19
      Minimum First Premium...............................................    10
      Modal...............................................................    10
      Premium Component...................................................    17
      Premium Recalculation...............................................    11
      Required Premium....................................................    10
      Servicing Office....................................................     6
      Subaccount.......................................................... Cover
      Sum Insured.........................................................    15
      Surrender Value.....................................................    14
      Valuation Date......................................................     9
      Variable Subaccounts................................................     2

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  John Hancock issues variable life insurance policies. The Policies described in this Prospectus are scheduled annual premium policies that provide for additional premium flexibility. Other policies issued by John Hancock are offered by means of other prospectuses.

  The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: Premium payments are periodically made to John Hancock in amounts sufficient to meet the premium schedule selected. John Hancock takes from each premium an amount for taxes, and, from certain premiums, a sales charge. John Hancock then places the rest of the premium into as many as ten Subaccounts as directed by the owner of the policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Funds. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of John Hancock. During the year, John Hancock takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The death benefit may be either level or variable as elected by the Owner. The level death benefit provides a death benefit that generally remains fixed in amount and an Account Value that varies daily. Two versions of the level death benefit are available. The variable death benefit provides for a death benefit and Account Value that may vary daily. John Hancock guarantees that the death benefit will never be less than the Sum Insured at issue, absent a partial surrender ("Guaranteed Death Benefit").

  At issue of the Policy, the Current Death Benefit is generally well below the Guaranteed Death Benefit. Whether or not it exceeds the Guaranteed Death Benefit depends upon the timing and amount of the premium payments, the investment experience, the activity under the Policy with respect to Policy loans, additional benefits and the like, the charges made against the Policy, and the attained age of the insured. Once the Current Death Benefit exceeds the Guaranteed Death Benefit, the Owner bears the investment risk for any amount above the Guaranteed Death Benefit, and John Hancock bears the investment risk for the Guaranteed Death Benefit.

  The initial Account Value is the sum of the amounts of the premium that John Hancock credits to the Policy, after deduction of the initial charges. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated at the direction of the Owner. John Hancock does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any Administrative Surrender Charge and any Contingent Deferred Sales Charge and less any Indebtedness. If the Owner surrenders in the early policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum Sum Insured at issue is $50,000. All persons insured must be no more than 75 years of age at issue and meet certain health and other criteria called "underwriting standards." The smoking status of the insured is generally reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" class, which has the lowest insurance charges for this Policy. Policies issued under certain circumstances will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Base Policy Premiums are determined as follows: A fixed premium is applicable which does not vary until the Policy anniversary nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. On this date, in the absence of an earlier election by the Owner, the "Base Policy Premium" is automatically shifted to a new premium schedule and a new fixed annual premium becomes payable on a scheduled basis for the remaining life of the Policy. The new Base Policy Premium depends upon the Policy's Guaranteed Death Benefit and Account Value at the time of the premium recalculation. The Owner may request that the Premium Recalculation take place on any Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. The Base Policy Premium depends upon the Sum Insured at issue and the insured's age, smoking status and sex (unless the Policy is sex-neutral). Base Policy Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. These premiums, along with the Base Policy Premiums, are the Required Premium. There is a 61-day grace period in which to make Required Premium payments due after the Minimum First Premium is received.

  Within limits, Required Premiums may be paid in advance and more than the Required Premiums may be paid. If the Account Value under a Policy is sufficiently high, a Required Premium payment otherwise scheduled need not be paid.

WHAT IS JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV?

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is subdivided into a number of variable Subaccounts, each of which corresponds to one of the Portfolios of the Funds. The assets of each variable Subaccount are invested in a corresponding Portfolio of the Funds. The Portfolios of the Funds which are currently available are Growth & Income, Large Cap Growth, Sovereign Bond, Money Market, Managed, Real Estate Equity, International Equities, Short-Term U.S. Government, Special Opportunities, Small Cap Growth, Small Cap Value, Mid Cap Growth, Mid Cap Value, International Balanced, International Opportunities, Large Cap Value, Strategic Bond, Equity Index, Edinburgh Overseas Equity, Turner Core Growth and Frontier Capital Appreciation. The Enhanced U.S. Equity Portfolio is expected to be made available sometime in the future.

  John Hancock Variable Series Trust I pays John Hancock a fee for providing investment management services to each of the Portfolios. The Fund also pays for certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.

                                                      Total Fund   Other Fund
                              Investment   Other Fund Operating  Expenses Absent
         Portfolio          Management Fee  Expenses   Expenses  Reimbursement*
         ---------          -------------- ---------- ---------- ---------------
Managed....................      0.34%        0.03%      0.37%         N/A
Growth & Income............      0.25%        0.03%      0.28%         N/A
Equity Index...............      0.20%        0.25%      0.45%        1.61%
Large Cap Value............      0.75%        0.25%      1.00%        1.89%

                                                     Total Fund   Other Fund
                             Investment   Other Fund Operating  Expenses Absent
        Portfolio          Management Fee  Expenses   Expenses  Reimbursement*
        ---------          -------------- ---------- ---------- ---------------
Large Cap Growth..........      0.40%        0.05%      0.45%         N/A
Mid Cap Value.............      0.80%        0.25%      1.05%        2.15%
Mid Cap Growth ...........      0.85%        0.25%      1.10%        2.34%
Special Opportunities.....      0.75%        0.12%      0.87%         N/A
Real Estate Equity........      0.60%        0.11%      0.71%         N/A
Small Cap Value...........      0.80%        0.25%      1.05%        2.06%
Small Cap Growth..........      0.75%        0.25%      1.00%        1.55%
International Balanced....      0.85%        0.25%      1.10%        1.44%
International Equities ...      0.60%        0.18%      0.78%         N/A
International
  Opportunities...........      1.00%        0.25%      1.25%        2.76%
Short-Term U.S.
  Government..............      0.30%        0.25%      0.55%        0.79%
Sovereign Bond............      0.25%        0.06%      0.31%         N/A
Strategic Bond............      0.75%        0.25%      1.00%        1.57%
Money Market..............      0.25%        0.07%      0.32%         N/A

--------
* John Hancock reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of the Portfolio's average daily net assets.

  M Fund, Inc., pays M Financial Investment Advisers, Inc., ("M Financial") a fee for providing investment management services to each of its Portfolios. M Fund, Inc., also pays for certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.

                                                      Total Fund   Other Fund
                              Investment   Other Fund Operating  Expenses Absent
        Portfolio           Management Fee  Expenses   Expenses  Reimbursement*
        ---------           -------------- ---------- ---------- ---------------
Edinburgh Overseas Equity.      1.05%        0.25%      1.30%         6.29%
Turner Core Growth**......      0.45%        0.25%      0.70%         8.06%
Frontier Capital
  Appreciation**..........      0.90%        0.25%      1.15%         7.29%
Enhanced U.S. Equity......      0.55%        0.25%      0.80%        11.90%

--------

* M Financial reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of the Portfolio's average daily net assets.

** Figures do not reflect interest expense, which is 0.08% for the Turner Core
   Growth Portfolio and 0.05% for the Frontier Capital Appreciation Portfolio.

   For a full description of the Funds, see the prospectuses for the Funds attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JOHN HANCOCK?

   State Premium Tax and Federal DAC Tax. Charges deducted from each premium payment, currently 2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost or "DAC Tax" charge.

   Sales Charge Deduction from Premium. A charge equal to no more than 5% of all premiums received in any Policy year up to the Required Premium for that year. John Hancock currently intends to waive this deduction from Required Premiums received after the first 10 Policy years.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 13 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs. The charge will never be higher than 15% of Base Policy Premiums paid to date. The total charges for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the premium payments under the Policy, assuming all Required Premiums are paid, over that period.

  Administrative Surrender Charge. A charge deducted from Account Value if the Policy lapses or is surrendered in the first 9 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs and the amount of the Policy's Guaranteed Death Benefit at that time. The maximum charge is $5 per $1000 of Guaranteed Death Benefit.

  Issue Charge. A $20 charge deducted monthly from Account Value in the first Policy year.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $8 (currently $6.00) for all Policy years.

  Insurance Charge. A charge based upon the amount for which John Hancock is at risk, considering the attained age and risk classification of the insured and John Hancock's then current monthly insurance rates (never to exceed rates based on the 1980 CSO Tables) deducted monthly from Account Value. Beginning in the tenth Policy year, John Hancock will make a special credit to the Account Value on a monthly basis. This credit will be reflected as a reduction to the insurance charge.

  Guaranteed Death Benefit Charge. A charge not to exceed 3(cents) per $1000 (currently 1(cent) per $1000) of current Sum Insured deducted monthly from that portion of Account Value not attributable to the Fixed Account allocations.

  Charge for Mortality and Expense Risks. A charge made daily from the variable Subaccounts at an effective annual rate of .60% of the assets of each variable Subaccount.

  Charges for Extra Mortality Risks. An additional premium, depending upon the Sum Insured at issue, age of the insured and the degree of additional mortality risk, is required if the insured does not qualify for either the preferred or standard underwriting class. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of each year's additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional premium is required if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charge for Partial Withdrawal. A charge of $20 is deducted from Account Value at the time of any partial withdrawal of any Excess Value. No Contingent Deferred Sales Charge or Administrative Surrender Charge is applicable to any such withdrawals.

  See "Charges and Expenses" for a full description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. John Hancock expects that it will continue to be taxed as a life insurance company. (See "Charge for John Hancock's Taxes".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by John Hancock from its general account to one or more of the Subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less the sales charge deducted from certain premiums and less the charges deducted from all premiums for state premium taxes and the Federal DAC Tax. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the Subaccounts. The Owner may change the Investment Rule under which John Hancock will allocate amounts to Subaccounts. (See "Investment Rule".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell John Hancock's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales expenses, including any Contingent Deferred Sales Charge, in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  Three death benefit options are available at the time of application for a Policy.

  Option 1: Level Death Benefit. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit.

  Option 2: Variable Death Benefit. A variable death benefit equal to the greater of the Guaranteed Death Benefit plus any Excess Value or the Current Death Benefit.

  If neither of the above Options meets the objectives of the Owner, a third Option may be elected and an endorsement to the Policy will be issued. This Option is described below.

  Option 3: Level Death Benefit With Greater Funding. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit. It differs from the Level Death Benefit Option described above in that a greater amount of premium payments can generally be made by the Owner.

  The Current Death Benefit is equal to the Account Value multiplied by a Corridor Factor or a Death Benefit Factor. In all three Options, when the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever the Policy's Account Value increases, and decrease whenever the Account Value decreases, but never below the Guaranteed Death Benefit. These factors increase the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax law. See "Death Benefits"; "Death Benefit Options"; "Definition of Life Insurance" and "Tax Considerations".

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate determined by John Hancock at the start of each Policy Year. This interest rate will not exceed the greater of
(1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any death benefit above the Guaranteed Death Benefit are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by John Hancock of the Notice of Withdrawal Right, whichever is latest, to John Hancock's Servicing Office, or to the agent or agency office through which it was delivered. Coverage under the Policy will be cancelled immediately as of the date of such mailing or delivery. Any premium paid on it will be refunded.

WHAT INVESTMENT TRANSFERS ARE ALLOWED AN OWNER?

  The Owner may transfer the Account Value among the variable Subaccounts or into the Fixed Account at any time. Transfers out of the Fixed Account, however, are subject to restrictions.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. Thus, death benefits payable under the Policies will not be included in the beneficiary's gross income. Also, the Owner is not taxed on interest and gains under the Policy unless and until values are actually received through withdrawal, surrender, or other distributions.

  Under Federal tax law, distributions from Policies on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to special taxation. See "Premiums--7-Pay Premium Limit" and "Policy Proceeds" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called a "modified endowment") will be taxed to the extent there is any income (gain) to the Owner and an additional penalty tax may be imposed on the taxable amount.

                                 JOHN HANCOCK

  John Hancock, a mutual life insurance company, is authorized to transact a life insurance and annuity business in Massachusetts and all states.

  John Hancock is a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion.

                       THE ACCOUNT AND SERIES FUNDS

  The Account, a separate account established under Massachusetts law in 1993 meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of John Hancock. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by John Hancock. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any Subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account or John Hancock.

  The assets in the variable Subaccounts are invested in the corresponding Portfolio of the Funds, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Funds and made available to Owners.

SERIES FUNDS

  Each Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. Each Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund prospectuses for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

  Growth & Income Portfolio: to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and long-term.

  Large Cap Growth Portfolio: to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

  Sovereign Bond Portfolio: to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

  Money Market Portfolio: to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

  Managed Portfolio: to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

  Real Estate Equity Portfolio: to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

  International Equities Portfolio: to achieve long-term growth of capital by investing primarily in foreign equity securities.

  Special Opportunities Portfolio: to achieve long-term capital appreciation by emphasizing investments in equity securities of issuers in various economic sectors.

  Short-Term U.S. Government Portfolio: to provide a high level of current income consistent with the maintenance of principal, through investment in a portfolio of short-term U.S. Treasury securities and U.S. Government agency securities.

  Equity Index Portfolio: to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

  Large Cap Value Portfolio: to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

  Mid Cap Growth Portfolio: to provide long-term growth of capital through a non-diversified portfolio investing largely in common stocks of medium capitalization companies.

  Mid Cap Value Portfolio: to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

  Small Cap Growth Portfolio: to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

  Small Cap Value Portfolio: to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

  Strategic Bond Portfolio: to provide a high total return consistent with moderate risk of capital and maintenance of liquidity, from a portfolio of domestic and international fixed income securities.

  International Opportunities Portfolio: to provide capital appreciation through investment in common stocks of primarily well-established, non-United States companies.

  International Balanced Portfolio: to maximize total U.S. dollar return, consisting of capital appreciation and current income through investment in non-U.S. equity and fixed income securities.

  John Hancock acts as the investment manager for the Portfolios described above and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109 , provides sub-investment advice with respect to the Growth & Income, Large Cap Growth, Managed, Real Estate Equity and Short-Term U.S. Government Portfolio. Another indirectly owned subsidiary, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Small Cap Growth, and Special Opportunities Portfolios; John Hancock Advisers and its subsidiary, John Hancock Advisers International, Limited, located at 34 Dover Street, London, England, provide sub-investment advice with respect to the International Equities Portfolio.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and, together with its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Edinburgh Overseas Equity Portfolio: The investment objective of this Portfolio is to provide long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

  Turner Core Growth Portfolio: The investment objective of this Portfolio is to seek long-term capital appreciation through a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices.

  Frontier Capital Appreciation Portfolio: The investment objective of this Portfolio is to seek maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies. Importance is placed on growth and price appreciation, rather than income.

  Enhanced U.S. Equity Portfolio. The investment objective of this Portfolio is to provide above market total return through investment in common stock of companies perceived to provide a return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

  M Financial Investment Advisers, Inc. acts as the investment manager for the three Portfolios described above. Edinburgh Fund Managers PLC provides sub-investment advice to the Edinburgh Overseas Equity Portfolio; Turner Investment Partners, Inc. provides sub-investment advice to the Turner Core Growth Portfolio; Frontier Capital Management Company, Inc. provides sub-investment advice to the Frontier Capital Appreciation Portfolio; and Franklin Portfolio Associates Trust provides sub-investment advice to the Enhanced U.S. Equity Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to a variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of each Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectuses and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of John Hancock's general account assets. John Hancock's general account consists of assets owned by John Hancock other than those in the Account and in other separate accounts that have been or may be established by John Hancock. Subject to applicable law, John Hancock has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, John Hancock guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the Required Premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. John Hancock guarantees that interest credited to the Account Value in the Fixed

Account will not be less than an effective annual rate of 4%. John Hancock may, in its sole discretion, credit higher rates although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, John Hancock will inform Owners of the then-applicable rate.

  Because of exemptive and exclusionary provisions, interests in John Hancock's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and John Hancock has been advised that the staff of the Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                        POLICY PROVISIONS AND BENEFITS

  The discussions which follow under "Death Benefits", "Account Value" and "Surrender Value" assume that there has been no Policy loan. Benefits and values are affected if premiums are not paid as scheduled or if a Policy loan is made.

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at issue of $50,000. All persons insured must be age 75 or under and meet certain health and other criteria called "underwriting standards". The smoking status of the insured is reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" underwriting class of this Policy, which has the lowest insurance charges. Amounts of coverage that John Hancock will accept under the Policy may be limited by John Hancock's underwriting and reinsurance procedures as in effect from time to time. Policies issued in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. The illustrations set forth in this Prospectus are sex-distinct and, therefore, do not reflect the sex-neutral rates, charges or values that would apply to such Policies.

PREMIUMS

  Payment Schedule. Premiums are scheduled and payable during the lifetime of the insured in accordance with John Hancock's established rules and rates. Premiums are payable at John Hancock's Servicing Office on or before the due date specified in the Policy.

  Scheduled premiums are payable annually or more frequently, depending upon the premium schedule mode chosen by the Owner. The scheduled payment date of any premium is the first day of the applicable Modal period. The "Modal" periods are the monthly, quarterly, semi-annual or annual intervals at which the Owner elects to have the scheduled premium payments fall due. The Owner may change the frequency of scheduled premium payments. No additional charge is made for premium payments made more frequently than annually.

  Minimum Premium Requirements. An amount of Required Premium (see below) is determined by John Hancock at the time of issue of the Policy.

  A Minimum First Premium must be received by John Hancock at its Servicing Office in order for the Policy to be in full force and effect. The Minimum First Premium is the first Modal premium. For example, if the Owner has elected a quarterly Modal premium, one-quarter of the initial Required Premium must be received by John Hancock at the time of issue of the Policy.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first Policy year would be met if the full Required Premium for the first Policy year were paid at issue of the Policy, regardless of the mode elected.

  Generally, all premiums received, regardless of when received, are counted by John Hancock when it determines whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the Premium Component of Excess Value. The premium requirement will also be deemed satisfied on any scheduled due date if any Excess Value is available on that scheduled due date. See "Excess Value".

  Failure to satisfy a premium requirement on a scheduled due date may cause the Policy to terminate. See "Default and Options on Lapse".

  Amount of Required Premium. The Required Premium determined at the start of each Modal premium period equals an amount for the Sum Insured ("Base Policy Premium") plus any additional premium because the insured is an extra mortality risk or because additional insurance benefits have been purchased. The Base Policy Premium does not change until the Premium Recalculation occurs or the Policy is partially surrendered.

  Premium Recalculation. All Policies are issued on a Modified Schedule as the basis for the Base Policy Premium. The Base Policy Premium under the Modified Schedule may increase or decrease upon any Premium Recalculation, whether automatic or elected earlier by the Owner. A Premium Recalculation must occur no later than the Policy anniversary nearest the insured's 70th birthday or, if later, on the tenth Policy anniversary. At the time of the Premium Recalculation, John Hancock determines a new Base Policy Premium which is payable through the remaining lifetime of the insured.

  The Premium Recalculation applicable to any Policy may be elected by the Owner at any time up to the Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. If elected, the Premium Recalculation will be effected on the Policy anniversary next following receipt by John Hancock at its Servicing Office of satisfactory written notice. If not elected sooner, the Premium Recalculation will be effected automatically by John Hancock as noted above.

  The new Base Policy Premium resulting from a Premium Recalculation may be less than, equal to or greater than the original Base Policy Premium. The new Base Policy Premium depends on the insured's sex, smoking status, attained age, the Guaranteed Death Benefit under the Policy and the Account Value on the Valuation Date immediately preceding the date of the Premium Recalculation.

  A table of Guaranteed Maximum Recalculation Premiums for the insured is determined by John Hancock and set forth in the Policy. The Guaranteed Maximum Recalculation Premium increases as the insured's attained age increases. The new Base Policy Premium will never exceed the Policy's Guaranteed Maximum Recalculation Premium based on the insured's attained age at the time of the recalculation.

  The Premium Recalculation feature makes it possible for John Hancock to set a lower Base Policy Premium (and thus a lower Required Premium) at the time of Policy issuance than would be possible without this feature. If a purchaser at any time wishes to "lock in" a Base Policy Premium (and Required Premium) for the life of the Policy, he or she may request a Premium Recalculation at that time.

  The Guaranteed Maximum Recalculation Premium is lowest for a recalculation at the time a Policy is issued and increases each year the recalculation is delayed. Accordingly, by delaying the Premium Recalculation, the

Owner assumes the risk that the Base Policy Premium following the recalculation will be higher than it would have been had the recalculation been performed at the time the Policy was issued. The longer the delay and the lower the Policy's Account Value, the greater this risk. On the other hand, an Owner who defers the Premium Recalculation has the benefit of a lower Base Policy Premium prior to the recalculation and a longer period of time to permit the Policy to accumulate a sufficient amount of Account Value to reduce the possibility or amount of an increase in the Base Policy Premium at the time of the recalculation.

  If the Policy's Account Value at the time of the Premium Recalculation exceeds the Policy's Basic Account Value, the Base Policy Premium will be less following the recalculation than it would have been had the recalculation been performed at the time of Policy issuance. Otherwise it will be more. As to how the Basic Account Value is determined, see "Excess Value."

  As an example, consider the Policy illustrated on page 62 of this Prospectus (Death Benefit Option 1 in the amount of $100,000, assuming current charge rates, for a male standard risk non-smoker age 35 at issue). If no Premium Recalculation is made at Policy issuance, the Base Policy Premium for this Policy would be $900 until such time as the Premium Recalculation is made. Assuming such premium is paid annually until the Premium Recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the Base Policy Premium would be following a recalculation on the dates shown.

                                                   Base Policy Premium Following
Policy Anniversary of                        Recalculation Assuming Hypothetical Gross
Premium Recalculation                                Annual Rate of Return of:
---------------------                        ------------------------------------------
                                                 0%               6%             12%
                                             ---------        ---------       ---------
 0 (Issue Date).........................     $1,414.00        $1,414.00       $1,414.00
 5......................................     $1,607.99        $1,581.92       $1,551.41
10......................................     $1,900.30        $1,791.31       $1,635.15
15......................................     $2,334.72        $2,058.15       $1,566.76
20......................................     $3,008.11        $2,433.77       $1,151.92
25......................................     $4,077.27        $2,998.48           $0.00
30......................................     $5,845.15        $3,914.46           $0.00
35*.......................................   $8,404.00        $5,561.76           $0.00

--------
* Mandatory Premium Recalculation if Owner does not choose earlier date.

  A charge will be made if the new Base Policy Premium is below the Guaranteed Maximum Recalculation Premium for the insured's age at issue of the Policy. The charge will not exceed 3% (currently 1 1/2%) of the amount by which the Policy's Account Value exceeds its Basic Account Value at the time of the Premium Recalculation. See "Guaranteed Minimum Death Benefit Charges." This charge compensates John Hancock for the risk inherent in "locking in" the Base Policy Premium at a lower rate than would have been charged if the Premium Recalculation had been performed at the time of the Policy issuance.

  The amount of any Account Value that is considered Excess Value under a Policy may increase or decrease as a result of a Premium Recalculation. See "Excess Value."

  Billing, Allocation of Premium Payments (Investment Rule). The Owner may at any time elect to be billed by John Hancock for an amount of premium greater than the Required Premium otherwise payable. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing program may be available to an Owner interested in making monthly premium payments. All premiums are payable at John Hancock's Servicing Office.

  Any premium payment will be processed by John Hancock as of the end of the Valuation Period in which it is received, unless one of the four exceptions noted below is applicable. The net premium begins to earn a return in the Account or Fixed Account, as the case may be, at the close of business on the date as of which it is processed. Each premium payment will be reduced by the state premium tax charge, the Federal DAC Tax charge and the sales charge deducted from certain premiums. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to as many as ten of the Subaccounts. The Owner must select allocation percentages in whole numbers, the minimum allocation to a Subaccount may not be less than 1%, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at John Hancock's Servicing Office of notice satisfactory to John Hancock. If the Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective.

  There are four exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

    (1) A payment received prior to a Policy's date of issue will be processed as if received on the Valuation Date immediately preceding the date of issue.

    (2) A payment made during a Policy's grace period will be processed as of the scheduled due date to the extent it represents the amount of Required Premium in default; any excess will be processed as of the date of receipt.

    (3) If the Minimum First Premium is not received prior to the date of issue, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the issue date until all of the Minimum First Premium is received.

    (4) That portion of any premium that John Hancock delays accepting as described under "Other Premium Limitations" or "7-Pay Premium Limit" below, will be processed as of the end of the Valuation Period in which that amount is accepted.

  Flexibility as to Premium Payments. The Owner may pay more than the Required Premium during a Policy year and may ask to be billed for an amount greater than any Required Premium. The Owner may also pay amounts in addition to any billed amount. John Hancock reserves the right to limit premium payments above the amount of the cumulative Required Premiums due on the Policy. At the time of Policy issuance, John Hancock will determine whether the planned premium billing schedule will exceed the 7-pay limit discussed below. If so, John Hancock will not issue the Policy unless the Owner signs a form acknowledging that fact.

  The ability to pay more than the Required Premium provides the Owner with considerable payment flexibility in meeting the premium requirements of the Policy. Consider a Policy with a $1,000 Required Premium and where the Owner pays $1,250 in each of the first eight Policy years. If none of the additional premium of $2,000 is withdrawn, the Policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled payment dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years.

  7-Pay Premium Limit. Federal tax law modifies the tax treatment of certain Policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid at any time during the first 7 Policy years that exceed a "7-pay" premium as defined in the law. The "7-pay" premium is greater than the Required Premium but is generally less than the amount an Owner may choose to pay and John Hancock will accept. The 7-pay limit is the total of net level premiums that would have been payable at any time for the Policy to be fully paid-up after the payment of 7 level annual premiums. If the total premiums paid exceed the 7-pay limit, the Policy will be treated as a "modified endowment" which means that the Owner will be subject to tax to the extent of any income (gain) on any distributions made from the Policy. A material change in the Policy will result in a new 7-pay limit and test period. A reduction in the Policy's benefits within the 7-year period following issuance of, or reinstatement of, or other material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If John Hancock receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgement of that fact. When it identifies such excess premium, John Hancock sends the Owner immediate notice and refunds the excess premium if it has not received notice of the acknowledgment by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

  Other Premium Limitations. Federal tax law requires a minimum death benefit in relation to Account Value. See "Death Benefits--Definition of Life Insurance". The death benefit of the Policy will be increased if necessary to ensure that the Policy will continue to satisfy this requirement. If the payment of a given premium will cause the Policy Account Value to increase to such an extent that an increase in death benefit is necessary to satisfy federal tax law requirements, John Hancock has the right to not accept the excess portion of that premium payment, or to require evidence of insurability before that portion is accepted. In no event, however, will John Hancock refuse to accept any Required Premium. Also, if an Owner has elected to use the "guideline premium and cash value corridor" test for Federal income tax purposes. John Hancock will not accept the portion of any premium that exceeds the maximum amount prescribed under that test.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value invested in each Subaccount and the interest credited to any Loan Assets established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value and by any partial withdrawal of Excess Value, increased or decreased by the investment experience of the Subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any Administrative Surrender Charge, any Contingent Deferred Sales Charge and any Indebtedness.

  The Contingent Deferred Sales Charge is deducted from the Account Value upon surrender of the Policy during the first thirteen Policy years after issue. The amount of this charge is set forth in a schedule under "Sales Charges". The total charges for sales expenses, including the Contingent Deferred Sales Charge, over the lesser of 20 years or the life expectancy of the insured, will not exceed 9% of the payments under the Policy, assuming that all Required Premiums are paid, over that period.

  When Policy may be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living and the Policy is not in a grace period. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at John Hancock's Servicing Office of a signed request and the surrendered Policy.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered upon submission of a written request satisfactory to John Hancock in accordance with its rules. Currently, the Policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which John Hancock would issue a Policy on the life of the insured. The Guaranteed Death Benefit and Required Premium for the Policy will be adjusted to reflect the new Sum Insured. A pro-rata portion of the Account Value will be paid to the Owner and a pro-rata portion of any Contingent Deferred Sales Charge and any Administrative Surrender Charge will be deducted. A possible alternative to the partial surrender of a Policy is the withdrawal of Excess Value. See "Excess Value".

  A surrender or partial surrender may have significant tax consequences. See "Tax Considerations".

DEATH BENEFITS

  The death benefit proceeds are payable upon the death of the insured while the Policy is in effect. The proceeds will equal the death benefit of the Policy, plus any additional rider benefits then due, less any Indebtedness. The death benefit payable under Death Benefit Options 1 and 3, described below, is the greater of the Guaranteed Death Benefit or the Current Death Benefit. The death benefit payable under Death Benefit Option 2 described below is the greater of the Guaranteed Death Benefit, increased by any Excess Value (see "Excess Value") or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at issue of the Policy is the same as the Sum Insured at issue shown in the Policy. Thereafter the Guaranteed Death Benefit may be reduced by a partial surrender on request of the Owner. John Hancock guarantees that, regardless of the investment experience of the Subaccounts, the death benefit will never be less than the Guaranteed Death Benefit.

  Current Death Benefit. The Current Death Benefit on any date is the Account Value at the end of the Valuation Period containing that date times either the Death Benefit Factor or Corridor Factor. The Factor used depends upon the Death Benefit Option selected by the Owner (see below). The Death Benefit Factor depends upon the sex, smoking status and the then attained age of the insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the insured increases. A complete list of Death Benefit Factors is set forth in the Policy. The Corridor Factor depends upon the then attained age of the insured. The Corridor Factor decreases slightly (or remains the same at older and younger ages) from year to year as the attained age of the insured increases. A complete list of Corridor Factors is set forth in the Policy. See "Definition of Life Insurance". The Current Death Benefit is variable; it increases as the Account Value increases and decreases as the Account Value decreases.

DEATH BENEFIT OPTIONS

  If the insured is less than age 20 at the time of application for a Policy, Death Benefit Option 3 (as described below) will automatically apply and will remain applicable for the life of the Policy. However, if the insured is age 20 or older at the time of application, the Owner must select a death benefit option from among the three options described below. After issuance of the Policy the Owner may change the selection from Option 1 to Option 2 or vice versa, subject to such evidence of insurability as John Hancock may require, but may not change the selection to or from Option 3. The three options are:

  Option 1: Level Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. The Policy will be subject under this option to the "guideline premium and cash value corridor" test as defined by Internal Revenue Code ("Code") Section 7702. This option will offer the best opportunity for the Account Value under a Policy to increase without increasing the death benefit as quickly as it might under the other options. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  Option 2: Variable Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, plus any Excess Value, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. Under this option, the Policy will be subject to the "guideline premium and cash value corridor" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who would like to have an increasing death benefit as early as possible. When the Current Death Benefit exceeds the Guaranteed Death Benefit plus Excess Value (see below), the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  If neither of the above Options meets the objectives of the Owner, a third Option may be elected and an endorsement to the Policy will be issued. This Option is described below.

  Option 3: Level Death Benefit With Greater Funding: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value, multiplied by the Death Benefit Factor, gives a higher death benefit. Under this option, the Policy will be subject to the "cash value accumulation" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who is looking for an increasing death benefit in later Policy years and/or would like to fund the policy at the "7 pay" limit for the full 7 years. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

DEFINITION OF LIFE INSURANCE

  Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. The death benefit of a Policy will be increased if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current Federal tax law can be used to determine if a Policy complies with the definition of life insurance in
Section 7702 of the Code.

  The "guideline premium and cash value corridor" test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. The test also applies a prescribed "Corridor Factor" to determine a minimum ratio of death benefit to Account Value.

  The "cash value accumulation test" also limits the amount of premiums payable under a Policy to a prescribed amount, using a minimum ratio of death benefit to Account Value, but employs as a standard a "net single premium" computed in compliance with the Code. If the Account Value under a Policy is at any time greater than the net single premium at the insured's age and sex for the proposed death benefit, the death benefit will be increased automatically by multiplying the Account Value by a "Death Benefit Factor" computed in compliance with the Code.

EXCESS VALUE

  As of the last Valuation Date in each Policy month, the Account Value of the Policy will be compared against an amount (the Basic Account Value described below) to determine if any "Excess Value" exists under the Policy. Any Excess Value may be withdrawn (as described below) or, if the Variable Death Benefit Option has been elected, will be used in computing the amount of variable death benefit. Excess Value is any amount of Account Value greater than Basic Account Value.

  The annual account statement that John Hancock sends to each Owner will specify the amount of any Excess Value at the end of the reporting period. Owners who wish this information at any other time may contact their sales representative or telephone JHVLICO at 1-800-732-5543.

  Generally, the Basic Account Value at any time is what the Policy's Account Value would have been at that time if level annual premiums (and no additional premiums) had been paid in the amount of the Maximum Guaranteed Recalculation Premium at issue and earned a constant net return of 4% per annum and if the cost of insurance charges had been deducted at the maximum rates set forth in the Policy, and no other charges. The Maximum Guaranteed Recalculation Premium at issue is described under "Premiums--Premium Recalculation" and its amount is specified in each Policy. Notwithstanding the foregoing, if there is a Policy loan outstanding, the Basic Account Value will not be less than 110% of Policy Indebtedness. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then-current Policy year. The Basic Account Value generally increases as the attained age of the insured increases. Basic Account Value can also be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount deemed necessary to support the Policy's benefits at any time based on accepted actuarial methods.

  Excess Value may arise from two sources. The Premium Component is Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative sum of Required Premiums. The Premium Component may be zero. The Experience Component is any amount of Excess Value above the Premium Component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

PARTIAL WITHDRAWAL OF EXCESS VALUE

  Under John Hancock's current administrative rules, an Owner may withdraw Excess Value from the Policy on or after the first Policy anniversary. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may be exercised only once in a Policy year and will be effective as of the end of the Valuation Period in which John Hancock receives written notice satisfactory to it at its Servicing Office. The minimum amount that may be withdrawn is $1,000. A charge of $20 is made against Account Value for each partial withdrawal. Under Death Benefit Option 2, a partial withdrawal will always result in a reduction of the death benefit payable. Under Death Benefit Options 1 and 3, a partial withdrawal will reduce the death benefit payable only when the Current Death Benefit exceeds the Guaranteed Death Benefit. A withdrawal may have significant tax consequences. See "Tax Considerations".

  An amount equal to the Excess Value withdrawn plus the associated charge will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A partial withdrawal is not a loan and, once made, cannot be repaid. No Contingent Deferred Sales Charge or Administrative Surrender Charge is deducted upon a partial withdrawal. Amounts withdrawn may reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the

Policy have been met. Moreover, because the Account Value is reduced by a partial withdrawal, the premium that results from a Premium Recalculation will be higher because of the partial withdrawal.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts with no charge. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice satisfactory to John Hancock.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which John Hancock receives the request at its Servicing Office. (John Hancock reserves the right to defer such Fixed Account transfers for up to six months.) Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 25% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but John Hancock reserves the right to impose such a limit in the future. If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request.

  If the Owner requests a reallocation which would result in amounts being held in more than ten Subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten Subaccounts. No transfers among Subaccounts may be made while the Policy is in a grace period.

  Dollar Cost Averaging. A scheduled monthly transfer option is available to Owners seeking to take advantage of "dollar cost averaging". This option provides for the automatic transfer on a monthly basis of a dollar amount chosen by the Owner from the Money Market Subaccount to any of the other variable Subaccounts.

  Eligibility for this option is limited to an Owner who has $2500 or more in the Money Market Subaccount on the day the transfer is scheduled to begin. Scheduled transfers may be made to one or more of any other variable Subaccounts but the amount to be transferred monthly to any Subaccount must be $100 or more.

  Once the written election is received in form satisfactory to John Hancock at its Servicing Office, transfers will begin on approximately the start of the second month following its receipt. To request an election form or if you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect until the receipt of written notice from the Owner by John Hancock at its Servicing Office of cancellation of the option, the election of a continued insurance option on lapse or receipt of notice of the death of the insured, whichever first occurs.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or sending a written request via fax to 1-800-621-
0448). Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which John Hancock reasonably believes to be genuine unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that these instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If John Hancock does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to John Hancock or, if the telephone transaction authorization form has been completed, by telephone. Assuming no outstanding Indebtedness in Policy years two and three, the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate determined by John Hancock at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the Policy anniversary or (2) 5%. The "Published Monthly Average" means Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the Policy is issued.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and the Policy is not in a grace period. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of John Hancock's general account called the "Loan Assets". Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3000 of which $1000 was borrrowed from the Fixed Account, then upon a repayment of $1500, $500 would be allocated to the Fixed Account and the remaining $1000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. If an Owner wishes any payment to constitute a loan repayment (rather than a premium payment), the Owner must so specify.

  Effect of Loan and Indebtedness. A loan does not directly affect the amount of the Required Premium. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and .5% less than the loan interest rate thereafter. The rate credited to Loan Assets will usually be different than the net return for the Subaccounts. Since Loan Assets and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Guaranteed Death Benefit are permanently affected by any Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by John Hancock to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

  If a Policy is a modified endowment at the time a loan is made, that loan may have significant tax consequences. See "Tax Considerations".

DEFAULT AND OPTIONS ON LAPSE

  Premium Grace Period, Default and Lapse. Any Required Premium, unless paid in advance, is in default if not paid on or before its Modal scheduled payment date, but the Policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The insurance continues in full force during the grace period but, if the insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable. The premium requirement may also be satisfied and, thus, default may be avoided, if any Excess Value is available on the scheduled due date.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of the grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period. If a payment at least equal to the amount in default is not received by the end of the grace period, the Policy will lapse. If payment by the Owner of an amount at least equal to the amount in default is received prior to the end of the grace period, the Policy will no longer be in default. The portion of the payment equal to the amount in default will be processed as if it had been received the day it was due; any excess payment will be processed as of the end of the Valuation Period in which it is received. See "Premium Payments".

  Options on Lapse. If a Policy lapses, the Surrender Value on the date of lapse is applied under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the Policy, which the Surrender Value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in accordance with the investment experience of the Subaccounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

  If no option has been elected before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  The Variable Paid-Up Insurance option is not available unless the initial amount of Variable Paid-Up Insurance is at least $5,000.

  A Policy continued under any option may be surrendered for its Surrender Value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to John Hancock and payment of the required premium and charges) within 3 years after the beginning of the grace period unless the Surrender Value has been paid or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired.

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable Policy. The exchange will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice of the transfer satisfactory to John Hancock.

                           -------------------------

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charge (see "Sales Charges" below), the following charges are deducted from premiums:

  State Premium Tax Charge. A charge equal to 2.35% of each premium payment will be deducted from each premium payment. The 2.35% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

  Federal DAC Tax Charge. A charge currently equal to 1.25% of each premium payment will be deducted from each premium payment to cover the estimated cost to John Hancock of the Federal income tax treatment of the Policies' deferred acquisition costs--commonly referred to as the "DAC Tax". John Hancock has determined that this charge is reasonable in relation to John Hancock's increased Federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. John Hancock will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the Federal income tax treatment of the Policies' deferred acquisition costs.

SALES CHARGES

  Charges are made to compensate John Hancock for the cost of selling the Policy. This cost includes agents' commissions, advertising, and the printing of the prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. John Hancock expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from John Hancock's general assets. See "Distribution of Policies."

  From Premiums. Part of the sales charge is deducted from premiums received. This amount is 5% of the premiums received in any Policy year that do not exceed that year's total Required Premium. John Hancock currently intends to make this deduction only in the first 10 Policy years, but this is not contractually guaranteed and the right is reserved to continue deductions over a longer period. Because the Policies were first offered for sale in 1994, no Policies have yet been outstanding for more than 10 years.

  John Hancock will waive a portion of the sales charge (it is currently waiving a portion equal to 1 1/2% of the Required Premium) otherwise to be deducted on a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by John Hancock in the future.

  No sales charge is deducted from a premium payment received in excess of Required Premium in any Policy year. Paying more than one Required Premium in any Policy year could reduce the Owner's total sales charges. For example, if a Required Premium of $1,000 were paid in each of the first two Policy years, the total sales charges deducted would be $100. If instead both of these Required Premiums were paid during the first Policy year, the total sales charge deducted would be only $50. Nevertheless, attempting to accelerate or decelerate premium payments to reduce the potential sales charge deducted from premiums is not recommended. Any such acceleration of premium payments could result in a greater Contingent Deferred Sales Charge (and, hence, a greater overall sales charge) if the Policy were surrendered and would increase the likelihood that the Policy would become a modified endowment (see "Tax Considerations--Policy Proceeds"). On the other hand, to pay less than the amount of Required Premiums by their due dates is to run the risk that the Policy will lapse, in which case the Owner will lose insurance coverage and be subject to additional charges.

  Contingent Deferred Sales Charge. The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's thirteenth anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the seventh Policy year and the end of the thirteenth Policy year.

  The Contingent Deferred Sales Charge is a percentage of the lesser of (a) the total amount of premiums paid before the date of surrender or lapse and
(b) the sum of the Base Policy Premiums due on or before the date of surrender or lapse. (For this purpose Base Policy Premiums are pro-rated through the end of the Policy Month in which the surrender or lapse occurs).

                                                  Maximum Contingent Deferred Sales
                                                Charge as a Percentage of Base Policy
                                                   Premiums Due Through Effective
   For Surrenders or Lapses Effective During:        Date of Surrender or Lapse
   ------------------------------------------   -------------------------------------
    Policy Years 1-6.......................                     15.00%
    Policy Year 7..........................                     12.85%
    Policy Year 8..........................                     10.00%
    Policy Year 9..........................                      7.77%
    Policy Year 10.........................                      6.00%
    Policy Year 11.........................                      4.55%
    Policy Year 12.........................                      2.92%
    Policy Year 13.........................                      1.54%
    Policy Year 14 and Later...............                         0%

--------

  The amount of the Contingent Deferred Sales Charge is calculated on the basis of the Base Policy Premium for the age of the insured at the time of issue of the Policy.

  The absence of any need to pay a Required Premium because of the existence of Excess Value on a scheduled due date does not impact the amount of Base Policy Premiums deemed to have been due to date for purposes of the Contingent Deferred Sales Charge. For example, if the size of the Account Value is sufficiently large that the Required Premium for the fifth Policy year otherwise payable need not be paid and the Owner surrenders the Policy at the end of the fifth Policy year, the Contingent Deferred Sales Charge would be based on the sum of five Base Policy Premiums on the Policy (or, if less, the total amount of premiums actually paid during all five Policy years). Similarly, if a Premium Recalculation is required or effected, the amount of premiums due to the date of any subsequent surrender or lapse for purposes of calculating the Contingent Deferred Sales Charge will continue to be based on the Base Policy Premium in effect prior to such recalculation.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the sixth Policy year, stays level in the seventh Policy year and is reduced in each Policy year thereafter until it reaches zero in Policy year 14. At issue ages higher than age 54, the maximum is reached at an earlier Policy year, and may be reduced to zero over a shorter number of years.

ADMINISTRATIVE SURRENDER CHARGE

  A charge is made if the Policy is surrendered or lapses in the first nine Policy years to recover administrative expenses relating to the issue of the Policy which would not otherwise be recouped. The maximum charge in Policy years 1 through 6 is $5 per $1,000 of Guaranteed Death Benefit, in Policy years 7 and 8 is $4 per $1,000 of Guaranteed Death Benefit and in Policy year 9 is $3 per $1,000 of Guaranteed Death Benefit. For insureds age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four Policy years. Currently a Policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A Policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth Policy year and is charged no more than $300 if the surrender or lapse is in the first four Policy years. These lower current charges may be withdrawn or modified by John Hancock at some future date.

  This charge is made to compensate John Hancock for expenses incurred in connection with the underwriting, issuance and maintenance of the Policy which may not be recovered in the event of an early surrender or lapse of the Policy.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges, Administrative Surrender Charge and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where John Hancock anticipates that the sales to the members of the class will result in lower than normal sales and administrative expenses. These reductions will be made in accordance with John Hancock's rules in effect at the time of the application for a Policy. The factors considered by John Hancock in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policy Owner.

CHARGES DEDUCTED FROM ACCOUNT VALUE

  The following charges are deducted from Account Value:

  Issue Charge. John Hancock will deduct from Account Value an Issue Charge equal to $20 per month for the first twelve Policy months to compensate John Hancock for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records.

  Maintenance Charge. John Hancock will deduct from Account Value a monthly charge not to exceed $8 for all Policy years. The current monthly charge is $6.

  This charge is to compensate John Hancock for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the death benefit and the Account Value. The amount of the insurance charge is determined by multiplying John Hancock's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, smoking status, underwriting class of the insured and the length of time the Policy has been in effect. John Hancock may change these rates from time to time, but they will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  Beginning on the first processing date of the tenth Policy year, John Hancock will make a special credit to the Account Value on a monthly basis. This credit will be reflected as a reduction to the insurance charge as described below. This credit is guaranteed to be made in the tenth Policy year and each Policy year thereafter as long as the Policy is in force.

  The amount of the reduction will depend upon the length of time the Policy has been in force. In the tenth Policy year the monthly insurance charge will be reduced by an amount equal to a percentage of the current non-loaned portion of the Account Value. This percentage will begin at an annual effective rate of .20% in the tenth Policy year and increase annually by .01% through and including the thirtieth Policy year. Thereafter the percentage reduction each year the Policy remains in force will be at an annual effective rate of .40%.

  For example, it is expected that the reduction percentage would be at an effective annual rate of .21% in Policy year 11, .30% in Policy year 20, and
 .40% in Policy year 30.

  John Hancock reserves the right to modify or discontinue this reduction. Because the Policies were first offered for sale in 1994, no reductions have yet been made.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits.

  John Hancock also charges lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher, but these lower rates are not contractually guaranteed and may be withdrawn at some future date.

  Guaranteed Death Benefit Charge. John Hancock deducts a charge from that portion of the Account Value attributable to the variable Subaccounts for the minimum death benefit that has been guaranteed. John Hancock guarantees that the death benefit will never be less than the Sum Insured. In return for making this guarantee, John Hancock currently makes a monthly charge of 1c per $1000 of the current Sum Insured. This charge may be increased by John Hancock but will never exceed 3c per $1000 of the current Sum Insured.

  When a Premium Recalculation is effected, and the new Base Policy Premium is less than the Guaranteed Maximum Recalculated Premium for the insured's age at issue of the Policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1 1/2% of the portion of the Account Value applied to reduce the new Base Policy Premium to an amount below the Guaranteed Maximum Recalculated Premium for the insured's age at issue. This charge may be increased by John Hancock but it will never exceed 3% of the amount applied.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the Variable Subaccounts for mortality and expense risks assumed by John Hancock at an effective annual rate of .60% of the value of the assets of each Variable Subaccount attributable to the Policies. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. John Hancock will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional Required Premium must be paid if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Taxes. Currently no charge is made against Account Value for John Hancock's Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge and any charge would affect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. On or after the first Policy anniversary, the Owner may withdraw all or part of any Excess Value in the Policy. The amount to be withdrawn must be at least $1000. An administrative charge equal to $20 will be deducted from the Account Value on the date of withdrawal.

  Guarantee of Premiums and Certain Charges. The Policy's Base Policy Premium is guaranteed not to increase, except that a larger Base Policy Premium may result from the Premium Recalculation. The state premium tax charge, the Federal DAC Tax charge, mortality and expense risk charge, the charge for partial withdrawals and the Issue Charge are guaranteed not to increase over the life of the Policy. The maintenance charge, the Guaranteed Death Benefit Charge, the sales charges, the Administrative Surrender Charge and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

  Fund Investment Management Fees and Other Expenses. The Account purchases shares of the Funds at net asset value, a value which reflects the deduction from the assets of each Fund of its investment management fees and certain other non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached prospectuses for the Funds.

  The monthly deductions from Account Value described above are deducted on the date of issue and on the first day of each Policy month thereafter. These deductions are made from the Subaccounts in proportion to the amount of Account Value in each. For each month that John Hancock is unable to deduct any charge because there is insufficient Account Value, the uncollected charges will accumulate and be deducted when and if sufficient Account Value is available.

                           DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell John Hancock's Policies and who are also registered representatives of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and the insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. John Hancock will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a Distributors representative for selling a Policy is 50% of the Base Policy Premiums (prior to any Premium Recalculation) that would be payable in the first Policy year, 8% of such premiums payable in the second, third and fourth Policy years and 3% of any such premiums received by John Hancock in later years. The maximum commission on any other premium paid in any Policy year is 3%. In addition, Distributors' representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies may be sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid out by such broker-dealers to their registered representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V and John Hancock Variable Life Accounts U, V and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                              TAX CONSIDERATIONS

  The below description of Federal income tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor. Federal, state and local tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, John Hancock believes the Policy will receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. John Hancock will monitor compliance with these standards. Furthermore, John Hancock reserves the right to make any changes in the Policy necessary to ensure the Policy is within the definition of life insurance.

  John Hancock believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are actually received through withdrawal, surrender or other distributions.

  A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances within the first 15 Policy years the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  John Hancock also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when a Policy lapses.

  Distributions under Policies on which premiums greater than the "7-pay" limit have been paid will be treated as distributions from a "modified endowment," which are subject to taxation based on Federal tax legislation. The Owner of such a Policy will be taxed on distributions such as loans, surrenders, partial surrenders and withdrawals to the extent of any income
(gain) to the Owner (income-first basis). The distributions affected will be those made on or after, and within the two year period prior to, the time the Policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on income distributed before the Owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a Policy (such as an increase in Sum Insured, the addition of certain other Policy benefits after issue, or reinstatement of a lapsed policy), the Policy will be subject to a new "7-pay" test, with the possibility of a tax on distributions if it were subsequently to become a modified endowment. Moreover, if benefits under a Policy are reduced (such as a reduction in the Sum Insured or death benefit or the reduction or cancellation of certain rider benefits, or Policy termination) during the 7 years in which the 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowment contracts issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying these rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the 7-pay limit on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

CHARGE FOR JOHN HANCOCK'S TAXES

  Except for the DAC Tax charge, currently John Hancock makes no charge for Federal income taxes that may be attributable to this class of Policies. If John Hancock incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, John Hancock may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

           BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

   Directors                             Principal Occupations
   ---------                             ---------------------
   Samuel W. Bodman      Chairman of the Board and Chief Executive Officer,
                         Cabot Corporation (chemicals)

   Nelson S. Gifford     Director, Boston Edison Company (electric utility)

   William L. Boyan      President, John Hancock

   E. James Morton       Director, formerly Chairman of the Board, John Hancock

   John F. Magee         Chairman of the Board, Arthur D. Little, Inc. (indus-
                         trial research and consultant).

   John M. Connors, Jr.  President and Chief Executive Officer, Hill, Holliday,
                         Connors, Cosmopoulos, Inc. (advertising).

   Directors                         Principal Occupations
   ---------                         ---------------------
   Stephen L. Brown       Chairman of the Board and Chief Executive
                          Officer, John Hancock

   Thomas L. Phillips     Director, formerly Chairman of the Board,
                          Raytheon Company (electronics).

   I. MacAllister Booth   Retired Chairman of the Board and Chief
                          Executive Officer, Polaroid Corporation
                          (photographic products)

   C. Vincent Vappi       Former President and Chief Executive
                          Officer, Vappi & Company, Inc. (construction).

   Randolph W. Bromery    President, Springfield College.

   Robert J. Tarr, Jr.    Former President, Chief Executive Officer
                          and Chief Operations Officer, Harcourt,
                          General, Inc. (publishing)

   David F. D'Alessandro  Senior Executive Vice President, John Hancock

   Joan T. Bok            Chairman of the Board, New England Electric
                          System (electric utility).

   Robert E. Fast         Partner, Hale and Dorr (law firm).

   Foster L. Aborn        Vice Chairman of the Board, John Hancock

   Kathleen F. Feldstein  President, Economic Studies Inc. (economic consulting).

   Lawrence K. Fish       Chairman and Chief Executive Officer, Citi-
                          zens Financial Group (banking).

   Richard F. Syron       Chairman of the Board and Chief Executive
                          Officer, American Stock Exchange.

   Michael C. Hawley      President and Chief Operating Officer, The
                          Gillette Company (razors, etc.).

   Executive Officers
   ------------------

   Diane M. Capstaff      Executive Vice President

   Thomas E. Moloney      Executive Vice President

   Richard S. Scipione    General Counsel

   Bruce E. Skrine        Senior Vice President and Secretary

   The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the amount of the Current and Guaranteed Death Benefits, the Account Value, the portion of the Account Value in each Subaccount, the Surrender Value, premiums received and charges deducted from premium since the last report, and any outstanding Indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of transfers among Subaccounts, Policy loans, partial withdrawals of Excess Value and certain other Policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, an Owner who makes a premium payment that differs by more than $25 from that billed will receive a separate confirmation of that premium payment.

  Owners will be sent semiannually a report containing the financial statements of the Funds, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Funds. John Hancock will vote the shares of each of the Portfolios of the Funds which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Funds' shareholders in accordance with instructions received from owners of such policies and contracts. Shares of the Funds held in the Account which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable subaccount deemed attributable to each owner is determined by dividing the amount of a Policy's Account Value held in the variable subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Funds' meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of each Fund, ratification of the selection of independent auditors, approval of Fund investment advisory agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

  John Hancock may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios or to approve or disapprove an investment advisory or underwriting contract for a Fund. John Hancock also may disregard voting instructions in favor of changes initiated by an owner or a Fund's Board of Trustees in an investment policy, investment adviser or principal underwriter of the Fund, if John Hancock (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of John Hancock or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event John Hancock does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

                      CHANGES THAT JOHN HANCOCK CAN MAKE

  The voting privileges described in this Prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of owners if so required,
(1) to transfer assets determined by John Hancock to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the Portfolio shares held by a Subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. John Hancock would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                               STATE REGULATION

  John Hancock is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  John Hancock is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this Prospectus have been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised John Hancock on certain Federal securities law matters in connection with the Policies.

                            REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of John Hancock and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Randi M. Sterrn, F.S.A., an Actuary of John Hancock.

                             FINANCIAL STATEMENTS

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Policies.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                    Large Cap   Sovereign  International Small Cap  International  Mid Cap   Large Cap     Money     Mid Cap
                     Growth       Bond       Equities      Growth     Balanced      Growth     Value      Market      Value
                   Subaccount  Subaccount   Subaccount   Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ----------- ----------- ------------- ---------- ------------- ---------- ---------- ----------- ----------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $12,863,129 $52,753,269  $3,757,643    $257,053     $32,766     $165,152   $104,532  $ 9,960,187  $228,427
Investments in
 shares of
 portfolios of M
 Fund, Inc., at
 value...........          --          --          --          --          --           --         --           --        --
Policy loans and
 accrued interest
 receivable......    1,217,789   9,183,115     205,660         --          --           --         --     2,124,205       --
Receivable from:
 John Hancock
  Variable Series
  Trust I........        5,468      46,420       2,024       6,728          83        3,468     12,908       95,672     3,265
 M Fund, Inc.....          --          --          --          --          --           --         --           --        --
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
 Total assets....   14,086,386  61,982,804   3,965,327     263,781      32,849      168,620    117,440   12,180,064   231,692
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        5,244      45,466       1,962       6,724          82        3,466     12,906       96,772     3,261
Asset charges
 payable.........          224         954          62           4           1            2          2          186         4
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
Total
 liabilities.....        5,468      46,420       2,024       6,728          83        3,468     12,908       96,958     3,265
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
Net assets.......  $14,080,918 $61,936,384  $3,963,303    $257,053     $32,766     $165,152   $104,532  $12,083,106  $228,427
                   =========== ===========  ==========    ========     =======     ========   ========  ===========  ========
                      Special    Real Estate
                   Opportunities   Equity
                    Subaccount   Subaccount
                   ------------- -----------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........   $2,981,726   $3,453,171
Investments in
 shares of
 portfolios of M
 Fund, Inc., at
 value...........          --           --
Policy loans and
 accrued interest
 receivable......          --       191,332
Receivable from:
 John Hancock
  Variable Series
  Trust I........        9,468       71,976
 M Fund, Inc.....          --           --
                   ------------- -----------
 Total assets....    2,991,193    3,716,479
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        9,419       71,915
Asset charges
 payable.........           49           58
                   ------------- -----------
Total
 liabilities.....        9,468       71,973
                   ------------- -----------
Net assets.......   $2,981,726   $3,644,506
                   ============= ===========

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

DECEMBER 31, 1996

                                            Short-Term                                                   Turner     Edinburgh
                     Growth &                  U.S.     Small Cap  International   Equity   Strategic     Core    International
                      Income      Managed   Government    Value    Opportunities   Index       Bond      Growth      Equity
                    Subaccount  Subaccount  Subaccount  Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ------------ ----------- ----------- ---------- ------------- ---------- ---------- ---------- -------------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $147,820,489 $70,927,719 $25,065,342  $64,908     $145,273     $235,875   $13,218    $   --       $   --
Investments in
 shares of
 portfolios of
 M Fund, Inc., at
 value...........           --          --          --       --           --           --        --      28,792       88,903
Policy loans and
 accrued interest
 receivable......    21,886,336   9,676,484         --       --           --           --        --         --           --
Receivable from:
 John Hancock
  Variable Series
  Trust I........        43,492      21,493         467        1        6,018            4        47        --           --
 M Fund, Inc. ...           --          --          --       --           --           --        --         --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
 Total assets....   169,750,317  80,625,696  25,065,809   64,909      151,291      235,879    13,265     28,792       88,904
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        40,849      20,919          55      --         6,016          --         47        --           --
Asset charges
 payable.........         2,643       1,259         412        1            2            4       --         --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
Total
 liabilities.....        43,492      22,178         467        1        6,018            4        47        --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
Net assets.......  $169,706,825 $80,603,518 $25,065,342  $64,908     $145,273     $235,875   $13,218    $28,792      $89,903
                   ============ =========== ===========  =======     ========     ========   =======    =======      =======
                     Frontier
                     Capital
                   Appreciation
                    Subaccount
                   ------------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........    $    --
Investments in
 shares of
 portfolios of
 M Fund, Inc., at
 value...........     159,209
Policy loans and
 accrued interest
 receivable......         --
Receivable from:
 John Hancock
  Variable Series
  Trust I........         --
 M Fund, Inc. ...           3
                   ------------
 Total assets....     159,212
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........         --
Asset charges
 payable.........           3
                   ------------
Total
 liabilities.....           3
                   ------------
Net assets.......    $159,209
                   ============

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                     Large Cap Growth Subaccount        Sovereign Bond Subaccount         International Equities Subaccount
                   -------------------------------  ------------------------------------  ---------------------------------
                      1996       1995      1994        1996         1995        1994         1996       1995       1994
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------------------------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........  $1,905,476 $  754,115 $ 288,656  $ 3,765,421  $3,504,747  $ 2,780,967  $   42,110 $   29,692 $    32,660
 M Fund, Inc. ...         --         --        --           --          --           --          --         --          --
 Interest income
  on policy
  loans..........      83,974     67,279    54,175      678,580     641,677      622,042      13,158      9,853       7,477
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
 Total investment
  income.........   1,989,450    821,394   342,831    4,444,001   4,146,424    3,403,009      55,268     39,545      40,137
Expenses:
 Mortality and
  expense risks..      69,829     48,056    31,565      325,346     286,349      257,251      19,834     15,495       9,653
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net investment
 income (loss)...   1,919,621    773,338   311,266    4,118,655   3,860,075    3,145,758      35,434     24,050      30,484
Net realized and
 unrealized gain
 (loss) on in-
 vestments:
 Net realized
  gain (loss)....     145,304     23,090   (35,449)    (169,158)   (127,733)    (215,268)     25,854     14,367      11,225
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........       3,756  1,225,784  (298,196)  (1,418,707)  4,205,161   (3,583,940)    217,574    164,490    (159,108)
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net realized and
 unrealized gain
 (loss) on
 investments.....     149,060  1,248,874  (333,645)  (1,587,865)  4,077,428   (3,799,208)    243,428    178,857    (147,883)
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net increase (de-
 crease) in net
 assets resulting
 from operations.  $2,068,681 $2,022,212 $ (22,379) $ 2,530,790  $7,937,503  $  (653,450) $  278,862 $  202,907 $  (117,399)
                   ========== ========== =========  ===========  ==========  ===========  ========== ========== ===========
                   Small Cap  International
                     Growth     Balanced
                   Subaccount  Subaccount
                   ---------- -------------
                     1996*        1996*
                   ---------- -------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........   $   160      $  734
 M Fund, Inc. ...       --          --
 Interest income
  on policy
  loans..........       --          --
                   ---------- -------------
 Total investment
  income.........       160         734
Expenses:
 Mortality and
  expense risks..       538          81
                   ---------- -------------
Net investment
 income (loss)...      (378)        653
Net realized and
 unrealized gain
 (loss) on in-
 vestments:
 Net realized
  gain (loss)....      (690)          9
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........    (5,174)        899
                   ---------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments.....    (5,864)        908
                   ---------- -------------
Net increase (de-
 crease) in net
 assets resulting
 from operations.   $(6,242)     $1,561
                   ========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                   Mid Cap Growth Large Cap Value                              Mid Cap Value
                     Subaccount     Subaccount      Money Market Subaccount     Subaccount   Special Opportunities Subaccount
                   -------------- --------------- ---------------------------- ------------- ------------------------------------
                       1996*           1996*         1996      1995     1994       1996*        1996        1995      1994**
                   -------------- --------------- ---------- -------- -------- ------------- ----------- ----------- ------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........      $  411         $2,056      $1,073,915 $810,091 $284,469    $ 5,010    $   114,600 $    22,718 $     746
 M Fund, Inc.....         --             --              --       --       --         --             --          --        --
 Interest income
  on policy loans         --             --          160,206  155,058  148,601        --             --          --        --
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Total investment
  income.........         411          2,056       1,234,121  965,149  433,070      5,010        114,600      22,718       746
Expenses:
 Mortality and
  expense risks..         292            218         134,461   96,074   52,620        572         10,841       3,017       289
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Net investment
  income.........         119          1,838       1,099,660  869,075  380,450      4,438        103,759      19,701       457
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....         (17)           588             --       --       --       8,413         81,916       9,743        77
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........       1,684          4,787             --       --       --      14,211        264,010     126,004    (1,412)
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Net realized and
  unrealized gain
  (loss) on
  investments....       1,667          5,375             --       --       --      22,624        345,926     135,747    (1,335)
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
Net increase
 (decrease) in
 net assets
 resulting from
 operations......      $1,786         $7,213      $1,099,660 $869,075 $380,450    $27,062    $   449,685 $   155,448 $    (878)
                       ======         ======      ========== ======== ========    =======    =========== =========== =========

 *From May 1, 1996 (commencement of operations).
**From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                               Growth & Income
                     Real Estate Equity Subaccount               Subaccount                       Managed Subaccount
                     ------------------------------  -----------------------------------  -------------------------------------
                       1996      1995       1994        1996        1995        1994         1996         1995         1994
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Investment in-
 come:
 Distributions re-
 ceived from:
  John Hancock
  Variable Series
  Trust I.........   $ 177,243 $ 153,495  $  99,568  $18,406,284 $10,687,455 $ 5,320,942  $ 8,705,892  $ 5,946,035  $ 2,136,167
  M Fund, Inc.....         --        --         --           --          --          --           --           --           --
 Interest income
 on policy loans..      13,041    12,322     10,386    1,562,266   1,397,618   1,289,505      705,413      626,984      554,232
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Total investment
 income...........     190,284   165,817    109,954   19,968,550  12,085,073   6,610,447    9,411,305    6,573,019    2,690,399
 Expenses:
 Mortality and ex-
 pense risks......      16,931    13,502      9,807      842,055     646,807     529,971      426,946      356,869      299,763
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net investment
 income...........     173,352   152,315    100,147   19,126,495  11,438,266   6,080,476    8,984,359    6,216,150    2,390,636
 Net realized and
 unrealized gain
 (loss) on invest-
 ments:
 Net realized gain
 (loss)...........      39,891   (39,490)   (17,561)     820,430      85,385    (249,230)     230,806       (6,127)    (182,296)
 Net unrealized
 appreciation
 (depreciation)
 during the year..     637,301   155,992    (47,683)   4,555,481  17,351,805  (5,560,223)  (2,103,918)   7,134,666   (2,984,103)
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net realized and
 unrealized gain
 (loss) on invest-
 ments............     677,192 $ 116,502    (65,244)   5,375,911  17,437,190  (5,809,453)  (1,873,112)   7,128,539   (3,166,399)
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..   $ 850,544 $ 268,817  $  34,903  $24,502,406 $28,875,456 $   271,023  $ 7,111,247  $13,344,689  $  (775,763)
                     ========= =========  =========  =========== =========== ===========  ===========  ===========  ===========
                           Short-Term
                        U.S. Government      Small Cap Value
                           Subaccount          Subaccount
                     ----------------------- ---------------
                       1996    1995  1994**       1996*
                     -------- ------ ------- ---------------
 Investment in-
 come:
 Distributions re-
 ceived from:
  John Hancock
  Variable Series
  Trust I.........   $201,830 $2,749 $ 239       $1,653
  M Fund, Inc.....        --     --    --           --
 Interest income
 on policy loans..        --     --    --           --
                     -------- ------ ------- ---------------
 Total investment
 income...........    201,830  2,749   239        1,653
 Expenses:
 Mortality and ex-
 pense risks......     15,305    295    22          128
                     -------- ------ ------- ---------------
 Net investment
 income...........    186,525  2,454   217        1,525
 Net realized and
 unrealized gain
 (loss) on invest-
 ments:
 Net realized gain
 (loss)...........        577    477    (6)          11
 Net unrealized
 appreciation
 (depreciation)
 during the year..    225,129  1,735  (282)       2,702
                     -------- ------ ------- ---------------
 Net realized and
 unrealized gain
 (loss) on invest-
 ments............    225,706  2,212  (288)       2,713
                     -------- ------ ------- ---------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..   $412,231 $4,666 $ (71)      $4,238
                     ======== ====== ======= ===============

 * From May 1, 1996 (commencement of operations).
** From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                     International                                                     Edinburgh             Frontier
                     Opportunities Equity Index Strategic Bond Turner Core Growth International Equity Capital Appreciation
                      Subaccount    Subaccount    Subaccount       Subaccount          Subaccount           Subaccount
                         1996*        1996*         1996*            1996*               1996*                1996*
                     ------------- ------------ -------------- ------------------ -------------------- --------------------
Investment income:
 Distributions re-
  ceived from:
 John Hancock Vari-
  able Series Trust
  I................     $  482       $ 4,958         $539            $  --              $   --                $  --
 M Fund, Inc.......        --            --           --                958                 510                  --
 Interest income on
  policy loans.....        --            --           --                --                  --                   --
                        ------       -------         ----            ------             -------               ------
 Total investment
  income...........        482         4,958          539               958                 510                  --
Expenses:
 Mortality and ex-
  pense risks......        295           287           30                83                 173                  477
                        ------       -------         ----            ------             -------               ------
 Net investment in-
  come (loss)......        187         4,671          509               875                 337                 (477)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)...........         57           620           36                48                 (91)               6,683
 Net unrealized ap-
  preciation (de-
  preciation) dur-
  ing the year.....      7,271         6,278            8               784              (1,056)               1,317
                        ------       -------         ----            ------             -------               ------
 Net realized and
  unrealized gain
  (loss) on
  investments......      7,328         6,898           44               832              (1,147)               8,000
                        ------       -------         ----            ------             -------               ------
Net increase
 (decrease) in net
 assets resulting
 from operations...     $7,515       $11,569         $553            $1,707             $  (810)              $7,523
                        ======       =======         ====            ======             =======               ======

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                      Large Cap Growth Subaccount             Sovereign Bond Subaccount
                   ------------------------------------  -------------------------------------
                      1996         1995         1994        1996         1995         1994
                   -----------  -----------  ----------  -----------  -----------  -----------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income (loss)..  $ 1,919,621  $   773,338  $  311,266  $ 4,118,655  $ 3,860,075  $ 3,145,758
 Net realized
  gain (loss)....      145,304       23,090     (35,449)    (169,158)    (127,733)    (215,268)
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........        3,756    1,225,784    (298,196)  (1,418,707)   4,205,161   (3,583,940)
                   -----------  -----------  ----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....    2,068,681    2,022,212     (22,379)   2,530,790    7,937,503     (653,450)
From policyholder
 transactions:
 Net premiums
  from
  policyholders..    4,588,842    3,921,962   3,110,357   12,282,665    8,741,178    9,292,171
 Net benefits to
  policyholders..   (3,100,493)  (2,170,453) (1,704,646)  (8,373,358)  (8,117,059)  (8,795,613)
 Net increase in
  policy loans...      174,445      181,384     187,506      344,564      344,088      454,821
                   -----------  -----------  ----------  -----------  -----------  -----------
Net increase in
 net assets from
 policyholder
 transactions....    1,662,794    1,932,893   1,593,217    4,253,871      968,207      951,379
                   -----------  -----------  ----------  -----------  -----------  -----------
 Net increase in
  net assets.....    3,731,475    3,955,105   1,570,838    6,784,661    8,905,710      297,929
Net assets at be-
 ginning of year.   10,349,443    6,394,338   4,823,500   55,151,723   46,246,013   45,948,084
                   -----------  -----------  ----------  -----------  -----------  -----------
Net assets at end
 of year.........  $14,080,918  $10,349,443  $6,394,338  $61,936,384  $55,151,723  $46,246,013
                   ===========  ===========  ==========  ===========  ===========  ===========
                                                        Small Cap  International
                                                          Growth     Balanced
                   International Equities Subaccount    Subaccount  Subaccount
                   ------------------------------------ ---------- -------------
                      1996         1995        1994       1996*        1996*
                   ------------ ----------- ----------- ---------- -------------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income (loss)..  $    35,434  $   24,050  $   30,484   $   (378)    $   653
 Net realized
  gain (loss)....       25,854      14,367      11,225       (690)          9
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      217,574     164,490    (159,108)    (5,174)        899
                   ------------ ----------- ----------- ---------- -------------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....      278,862     202,907    (117,399)    (6,242)      1,561
From policyholder
 transactions:
 Net premiums
  from
  policyholders..    1,691,043   1,439,112   1,997,179    276,720      32,725
 Net benefits to
  policyholders..   (1,137,159)   (927,937)   (636,005)   (13,425)     (1,520)
 Net increase in
  policy loans...       47,823      27,649      54,609        --          --
                   ------------ ----------- ----------- ---------- -------------
Net increase in
 net assets from
 policyholder
 transactions....      601,707     538,824   1,415,783    263,295      31,205
                   ------------ ----------- ----------- ---------- -------------
 Net increase in
  net assets.....      880,569     741,731   1,298,384    257,053      32,766
Net assets at be-
 ginning of year.    3,082,734   2,341,003   1,042,619        --          --
                   ------------ ----------- ----------- ---------- -------------
Net assets at end
 of year.........  $ 3,963,303  $3,082,734  $2,341,003   $257,053     $32,766
                   ============ =========== =========== ========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                   Mid Cap Growth Large Cap Value                                         Mid Cap Value
                     Subaccount     Subaccount          Money Market Subaccount            Subaccount
                   -------------- --------------- --------------------------------------  -------------
                       1996*           1996*          1996         1995         1994          1996*
                   -------------- --------------- ------------  -----------  -----------  -------------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income.........     $    119       $  1,838     $  1,099,660  $   869,075  $   380,450    $  4,438
 Net realized
  gain (loss)....          (17)           588              --           --           --        8,413
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........        1,684          4,787              --           --           --       14,211
                      --------       --------     ------------  -----------  -----------    --------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....        1,786          7,213        1,099,660      869,075      380,450      27,062
From policyholder
 transactions:
 Net premiums
  from policy-
  holders........      172,848        107,940       34,216,886   13,611,860    2,450,447     284,225
 Net benefits to
  policyholders..       (9,482)       (10,621)     (44,096,427)  (2,969,848)  (2,597,488)    (82,860)
 Net increase
  (decrease) in
  policy loans...          --             --          (134,332)     149,842       25,104         --
                      --------       --------     ------------  -----------  -----------    --------
Net increase (de-
 crease) in net
 assets from pol-
 icyholder trans-
 actions.........      163,366         97,319      (10,013,873)  10,791,854     (121,937)    201,365
                      --------       --------     ------------  -----------  -----------    --------
 Net increase
  (decrease) in
  net assets.....      165,152        104,532       (8,914,213)  11,660,929      258,513     228,427
Net assets at be-
 ginning of year.          --             --        20,997,319    9,336,390    9,077,877         --
                      --------       --------     ------------  -----------  -----------    --------
Net assets at end
 of year.........     $165,152       $104,532     $ 12,083,106  $20,997,319  $ 9,336,390    $228,427
                      ========       ========     ============  ===========  ===========    ========
                   Special Opportunities Subaccount
                   -----------------------------------
                      1996         1995      1994**
                   ------------ ----------- ----------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income.........  $   103,759  $   19,701  $     457
 Net realized
  gain (loss)....       81,916       9,743         77
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      264,010     126,004     (1,412)
                   ------------ ----------- ----------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....      449,685     155,448       (878)
From policyholder
 transactions:
 Net premiums
  from policy-
  holders........    2,077,582     774,566    201,268
 Net benefits to
  policyholders..     (497,713)   (164,561)   (13,671)
 Net increase
  (decrease) in
  policy loans...          --          --         --
                   ------------ ----------- ----------
Net increase (de-
 crease) in net
 assets from pol-
 icyholder trans-
 actions.........    1,579,869     610,005    187,597
                   ------------ ----------- ----------
 Net increase
  (decrease) in
  net assets.....    2,029,554     765,453    186,719
Net assets at be-
 ginning of year.      952,172     186,719        --
                   ------------ ----------- ----------
Net assets at end
 of year.........  $ 2,981,726  $  952,172  $ 186,719
                   ============ =========== ==========

 * From May 1, 1996 (commencement of operations).
** From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                       Real Estate Equity Subaccount            Growth & Income Subaccount
                     -----------------------------------  ----------------------------------------
                        1996         1995        1994         1996          1995          1994
                     -----------  ----------  ----------  ------------  ------------  ------------
 Increase
 (decrease) in net
 assets from
 operations:
 Net investment
 income...........   $   173,352  $  152,315  $  100,147  $ 19,126,495  $ 11,438,266  $  6,080,476
 Net realized gain
 (loss)...........        39,891     (39,490)    (17,561)      820,430        85,385      (249,230)
 Net unrealized
 appreciation
 (depreciation)
 during the year..       637,301     155,992     (47,683)    4,555,481    17,351,805    (5,560,223)
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..       850,545     268,817      34,903    24,502,406    28,875,456       271,023
 From policyholder
 transactions:
 Net premiums from
 policyholders....     1,161,434   1,086,721   1,225,072    32,903,369    20,933,714    20,019,801
 Net benefits to
 policyholders....    (1,008,266)   (814,812)   (573,521)  (21,130,764)  (16,972,544)  (16,374,221)
 Net increase
 (decrease) in
 policy loans.....        33,973     (13,207)     57,955     1,965,133     1,898,826     1,394,155
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net increase in
 net assets from
 policyholder
 transactions.....       187,142     258,702     709,506    13,737,738     5,859,996     5,039,735
                     -----------  ----------  ----------  ------------  ------------  ------------
  Net increase in
  net assets......     1,037,686     527,519     744,409    38,240,144    34,735,452     5,310,758
 Net assets at
 beginning of
 year.............     2,606,820   2,079,301   1,334,892   131,466,681    96,731,229    91,420,471
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net assets at end
 of year..........   $ 3,644,506  $2,606,820  $2,079,301  $169,706,825  $131,466,681  $ 96,731,229
                     ===========  ==========  ==========  ============  ============  ============
                                                                                               Small Cap
                                                                     Short-Term U.S.             Value
                               Managed Subaccount                 Government Subaccount        Subaccount
                     ----------------------------------------- ------------------------------- ----------
                         1996          1995          1994         1996        1995    1994**     1996*
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Increase
 (decrease) in net
 assets from
 operations:
 Net investment
 income...........   $  8,984,359  $  6,216,150  $  2,390,636  $   186,525  $  2,454  $   217   $ 1,525
 Net realized gain
 (loss)...........        230,806        (6,127)     (182,296)         577       477       (6)       11
 Net unrealized
 appreciation
 (depreciation)
 during the year..     (2,103,918)    7,134,666    (2,984,103)     225,129     1,735     (282)    2,702
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..      7,111,247    13,344,689      (775,763)     412,231     4,666      (71)    4,238
 From policyholder
 transactions:
 Net premiums from
 policyholders....     14,481,195    13,141,463    13,309,384   24,721,092    68,539   21,611    63,825
 Net benefits to
 policyholders....    (12,942,967)  (11,680,334)  (10,118,793)    (147,655)  (14,808)    (263)   (3,155)
 Net increase
 (decrease) in
 policy loans.....        719,880     1,120,431       723,705          --        --       --        --
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net increase in
 net assets from
 policyholder
 transactions.....      2,258,108     2,581,560     3,914,296   24,573,437    53,731   21,348    60,670
                     ------------- ------------- ------------- ------------ --------- -------- ----------
  Net increase in
  net assets......      9,369,355    15,926,249     3,138,533   24,985,668    58,397   21,277    64,908
 Net assets at
 beginning of
 year.............     71,234,163    55,307,914    52,169,381       79,674    21,277      --        --
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net assets at end
 of year..........   $ 80,603,518  $ 71,234,163  $ 55,307,914  $25,065,342  $ 79,674  $21,277   $64,908
                     ============= ============= ============= ============ ========= ======== ==========

 * From May 1, 1996 (commencement of operations).
** From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                                  Frontier
                          International   Equity                  Turner Core     Edinburgh       Capital
                          Opportunities   Index    Strategic Bond   Growth      International   Appreciation
                           Subaccount   Subaccount   Subaccount   Subaccount  Equity Subaccount  Subaccount
                          ------------- ---------- -------------- ----------- ----------------- ------------
                              1996*       1996*        1996*         1996*          1996*          1996*
                          ------------- ---------- -------------- ----------- ----------------- ------------
Increase (decrease) in
 net assets from opera-
 tions:
 Net investment income
  (loss)................    $    187     $  4,671     $   509       $   875        $   337        $   (477)
 Net realized gain
  (loss)................          57          620          36            48            (91)          6,683
 Net unrealized appreci-
  ation (depreciation)
  during the year.......       7,271        6,278           8           784         (1,056)          1,317
                            --------     --------     -------       -------        -------        --------
 Net increase (decrease)
  in net assets result-
  ing from operations...       7,515       11,569         553         1,707           (810)          7,523
From policyholder trans-
 actions:
 Net premiums from poli-
  cyholders.............     141,907      234,122      13,347        28,147         91,573         230,461
 Net benefits to policy-
  holders...............      (4,149)      (9,816)       (682)       (1,062)        (1,860)        (78,775)
 Net increase (decrease)
  in policy loans.......         --           --          --            --             --              --
                            --------     --------     -------       -------        -------        --------
Net increase in net as-
 sets from policyholder
 transactions...........     137,758      224,306      12,665        27,085         89,713         151,686
                            --------     --------     -------       -------        -------        --------
 Net increase in net as-
  sets..................     145,273      235,875      13,218        28,792         88,903         159,209
Net assets at beginning
 of year................         --           --          --            --             --              --
                            --------     --------     -------       -------        -------        --------
Net assets at end of
 year...................    $145,273     $235,875     $13,218       $28,792        $88,903        $159,209
                            ========     ========     =======       =======        =======        ========

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

NOTE 1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund, Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-one Portfolios of the Fund and of M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from
 .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

NOTE 3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

NOTE 4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1996 were as follows:

  Portfolio                              Shares Owned     Cost        Value
  ---------                              ------------ ------------ ------------
Large Cap Growth........................     753,383  $ 12,264,052 $ 12,863,129
Sovereign Bond..........................   5,399,127    54,416,066   52,753,269
International Equities..................     223,257     3,471,773    3,757,643
Small Cap Growth........................      25,875       262,227      257,053
International Balanced..................       3,153        31,867       32,766
Mid Cap Growth..........................      16,156       163,468      165,152
Large Cap Value.........................       9,426        99,745      104,532
Money Market............................     996,019     9,960,187    9,960,187
Mid Cap Value...........................      20,128       214,216      228,427
Special Opportunities...................     180,471     2,593,124    2,981,726
Real Estate Equity......................     235,948     2,771,228    3,453,171
Growth & Income.........................  10,087,105   135,260,759  147,820,489
Managed.................................   5,312,019    70,602,813   70,927,719
Short-Term U.S. Government..............   2,494,808    25,291,924   25,065,342
Small Cap Value.........................       6,049        62,206       64,908
International Opportunities.............      13,709       138,002      145,273
Equity Index............................      21,256       229,597      235,875
Strategic Bond..........................       1,301        13,210       13,218
Turner Core Growth......................       2,482        28,008       28,792
Edinburgh International Equity..........       8,998        89,959       88,903
Frontier Capital Appreciation...........      12,716       157,892      159,209

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTE 4. DETAILS OF INVESTMENTS--CONTINUED

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1996, were as follows:

  Portfolio                                              Purchases     Sales
  ---------                                             ----------- -----------
Large Cap Growth....................................... $ 4,544,864 $   963,567
Sovereign Bond.........................................  10,719,783   2,708,914
International Equities.................................   1,233,884     646,203
Small Cap Growth.......................................     277,121      14,204
International Balanced.................................      33,304       1,445
Mid Cap Growth.........................................     174,282      10,797
Large Cap Value........................................     108,910       9,753
Money Market...........................................  35,555,205  44,368,729
Mid Cap Value..........................................     285,317      79,514
Special Opportunities..................................   1,904,890     221,262
Real Estate Equity.....................................     958,884     633,505
Growth & Income........................................  37,331,710   6,520,911
Managed................................................  15,375,370   4,875,941
Short-Term U.S. Government.............................  25,381,085     167,959
Small Cap Value........................................      64,983       2,788
International Opportunities............................     141,170       3,225
Equity Index...........................................     238,550       9,573
Strategic Bond.........................................      15,082       1,908
Turner Core Growth.....................................      29,706       1,746
Edinburgh International Equity.........................      92,504       2,454
Frontier Capital Appreciation..........................     244,138      92,928

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP

Boston, Massachusetts
February 7, 1997

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis summaries of operations, changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our report dated February 7, 1996, we expressed an opinion that the 1995 financial statements of the Company fairly present, in all material respects, the Company's financial position, results of operations, and cash flows in conformity with generally accepted accounting principles for mutual life insurance companies and with reporting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. As described in Note 1, the accompanying statutory-basis financial statements are no longer considered to be prepared in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented in the following paragraph, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter described in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                              ERNST & YOUNG LLP

Boston, Massachusetts
February 14, 1997

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                                 December 31
                                                             -------------------
                                                               1996      1995
                                                             --------- ---------
                                                                (In millions)
ASSETS
Bonds--Note 6............................................... $22,467.0 $21,108.5
Stocks:
  Preferred.................................................     416.2     338.8
  Common....................................................     249.8     130.9
  Investments in affiliates.................................   1,268.9   1,265.3
                                                             --------- ---------
                                                               1,934.9   1,735.0
Mortgage loans on real estate--Note 6.......................   7,964.0   8,801.5
Real estate:
  Company occupied..........................................     372.1     377.4
  Investment properties.....................................   2,042.3   1,949.5
                                                             --------- ---------
                                                               2,414.4   2,326.9
Policy loans................................................   1,589.3   1,621.3
Cash items:
  Cash in banks and offices.................................     348.4     286.6
  Temporary cash investments................................   1,068.3     254.1
                                                             --------- ---------
                                                               1,416.7     540.7
Premiums due and deferred...................................     278.4     234.0
Investment income due and accrued...........................     547.8     597.5
Other general account assets................................   1,009.9     883.0
Assets held in separate accounts............................  13,969.1  12,928.2
                                                             --------- ---------
TOTAL ASSETS................................................ $53,591.5 $50,776.6
                                                             ========= =========
Obligations and Policyholders' Contingency Reserves
OBLIGATIONS
  Policy reserves........................................... $18,544.0 $17,711.4
  Policyholders' and beneficiaries' funds...................  14,679.3  14,724.8
  Dividends payable to policyholders........................     395.5     378.6
  Policy benefits in process of payment.....................     236.3     217.1
  Other policy obligations..................................     210.5     159.6
  Asset valuation reserve--Note 1...........................   1,064.8   1,014.3
  Federal income and other accrued taxes--Note 1............     125.1     250.5
  Other general account obligations.........................   1,521.7     873.2
  Obligations related to separate accounts..................  13,958.2  12,913.6
                                                             --------- ---------
TOTAL OBLIGATIONS...........................................  50,735.4  48,243.1
Policyholders' Contingency Reserves
  Surplus notes--Note 2.....................................     450.0     450.0
  Special contingency reserve for group insurance...........     194.8     193.1
  General contingency reserve...............................   2,211.3   1,890.4
                                                             --------- ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES...................   2,856.1   2,533.5
                                                             --------- ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES... $53,591.5 $50,776.6
                                                             ========= =========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS SUMMARY OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                      Year ended December 31
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
                                                           (In millions)
Income
  Premiums, annuity considerations and pension fund
   contributions..................................... $   8,003.1  $   8,127.8
  Net investment income--Note 4......................     2,803.1      2,678.5
  Other, net.........................................        68.6         90.8
                                                      -----------  -----------
                                                         10,874.8     10,897.1
Benefits and Expenses
  Payments to policyholders and beneficiaries:
    Death benefits...................................       886.8        787.4
    Accident and health benefits.....................       300.9        321.3
    Annuity benefits.................................     1,539.4      1,342.7
    Surrender benefits and annuity fund withdrawals..     5,565.4      5,243.6
    Matured endowments...............................        20.6         19.8
                                                      -----------  -----------
                                                          8,313.1      7,714.8
  Additions to reserves to provide for future
   payments to policyholders and beneficiaries.......       880.5      1,497.0
  Expenses of providing service to policyholders and
   obtaining new insurance:
    Field sales compensation and expenses............       275.0        277.4
    Home office and general expenses.................       514.8        455.8
  Payroll, state premium and miscellaneous taxes.....        70.9         78.6
                                                      -----------  -----------
                                                         10,054.3     10,023.6
                                                      -----------  -----------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
       POLICYHOLDERS, FEDERAL INCOME TAXES AND NET
       REALIZED CAPITAL GAINS (LOSSES)...............       820.5        873.5
Dividends to policyholders...........................       399.4        465.9
Federal income taxes--Note 1.........................       107.1        128.5
                                                      -----------  -----------
                                                            506.5        594.4
                                                      -----------  -----------
      GAIN FROM OPERATIONS BEFORE NET REALIZED
       CAPITAL GAINS (LOSSES)........................       314.0        279.1
Net realized capital gains (losses)--Note 5..........       (43.6)        21.2
                                                      -----------  -----------
      NET INCOME.....................................       270.4        300.3
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital losses and other
   adjustments--Note 5............................... $     191.7  $     (85.1)
  Valuation reserve changes--Note 1..................       (27.5)         0.0
  Prior years' federal income taxes..................       (28.9)       (36.8)
  Other reserves and adjustments.....................       (83.1)        25.1
                                                      -----------  -----------
      NET INCREASE IN POLICYHOLDERS' CONTINGENCY
       RESERVES......................................       322.6        203.5
Policyholders' contingency reserves at beginning of
 year................................................     2,533.5      2,330.0
                                                      -----------  -----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR... $   2,856.1  $   2,533.5
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                       Year ended December 31
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
                                                           (In millions)
Cash Flows From Operating Activities:
  Insurance premiums, annuity considerations and
   deposits.......................................... $   8,120.4  $   8,280.3
  Net investment income..............................     2,965.5      2,756.9
  Benefits to policyholders and beneficiaries........    (8,476.6)    (7,917.6)
  Dividends paid to policyholders....................      (382.6)      (464.9)
  Insurance expenses and taxes.......................      (884.1)      (795.1)
  Net transfers from separate accounts...............       198.2        132.0
  Other, net.........................................      (602.7)      (202.7)
                                                      -----------  -----------
    NET CASH PROVIDED FROM OPERATIONS................       938.1      1,788.9
                                                      -----------  -----------
Cash Flows Used In Investing Activities:
  Bond purchases.....................................    (7,590.7)    (6,456.9)
  Bond sales.........................................     2,812.4      2,874.9
  Bond maturities and scheduled redemptions..........     2,241.0      1,600.6
  Bond prepayments...................................     1,223.2        795.9
  Stock purchases....................................      (391.2)      (224.3)
  Proceeds from stock sales..........................       573.2        131.4
  Real estate purchases..............................      (447.7)      (375.1)
  Real estate sales..................................       382.1        365.0
  Other invested assets purchases....................      (214.7)       (46.5)
  Proceeds from the sale of other invested assets....       183.6        251.1
  Mortgage loans issued..............................    (1,582.7)    (2,041.6)
  Mortgage loan repayments...........................     2,247.3      1,277.9
  Other, net.........................................       205.3       (506.6)
                                                      -----------  -----------
    NET CASH USED IN INVESTING ACTIVITIES............      (358.9)    (2,354.2)
                                                      -----------  -----------
Cash Flows From Financing Activities:
  Issuance of short-term note payable................        90.0          0.0
  Issuance of REMIC notes payable....................       292.0        213.1
  Repayment of REMIC notes payable...................       (85.2)         0.0
                                                      -----------  -----------
    NET CASH PROVIDED FROM FINANCING ACTIVITIES......       296.8        213.1
                                                      -----------  -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS.........................................       876.0       (352.2)
Cash and temporary cash investments at beginning of
 year................................................       540.7        892.9
                                                      -----------  -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR... $   1,416.7  $     540.7
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. On October 10, 1996, the Company entered into an agreement to sell its group health and a portion of its group life business to WellPoint Health Networks Inc. of California during the first quarter of 1997. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of the financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP). The 1995 financial statements presented for comparative purposes were previously described as being prepared in accordance with GAAP for mutual life insurance companies. Pursuant to Financial Accounting Standards Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended, which is effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements are no longer considered to be presented in conformity with GAAP.

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be completed in 1999 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus cannot be determined at this time and could be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $393.5 million and $361.7 million at December 31, 1996 and 1995, respectively.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1996, the IMR, net of 1996 amortization of $18.9 million, amounted to $121.7 million which is included in other policy obligations. The corresponding 1995 amounts were $16.4 million and $69.5 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $41.6 million in 1996 and $52.9 million in 1995 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $31.0 million in 1996 and $38.0 million in 1995.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are not included in the summary of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximates their fair value.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1996. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Interest Rate and Currency Rate Swap Contracts and Financial Futures
Contracts: The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates ranging from 2% to 11 1/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

The statement value and fair value for investment-type insurance contracts are as follows:

                                          December 31, 1996   December 31, 1995
                                         ------------------- -------------------
                                         Statement   Fair    Statement   Fair
                                           Value     Value     Value     Value
                                         --------- --------- --------- ---------
                                                      (In millions)
Guaranteed investment contracts........  $11,921.6 $11,943.2 $12,014.3 $12,325.3
Fixed-rate deferred and immediate
 annuities.............................    3,909.3   3,886.1   3,494.5   3,478.6
Supplementary contracts without life
 contingencies.........................       45.6      46.0      39.6      40.7
                                         --------- --------- --------- ---------
                                         $15,876.5 $15,875.3 $15,548.4 $15,844.6
                                         ========= ========= ========= =========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves. No provision is generally recognized for temporary differences that may exist between financial reporting and taxable income.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service in the second subsequent year, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $114.1 million expiring through 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $309.9 million in 1996 and $211.5 million in 1995.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries'
Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1996, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Restructuring Charge: In 1994, the Company provided for restructuring charges of $57.8 million in accordance with the Company's plan to reduce its cost structure and consolidate operations. The restructuring charge includes severance costs and facilities consolidation expenses. During 1996 and 1995, the Company paid $8.6 million and $32.9 million, respectively, under its restructuring plan. The remaining liability for restructuring charges at December 31, 1996 was $5.7 million.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Reclassifications: Certain 1995 amounts have been reclassified to permit comparison with the corresponding 1996 amounts.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1996 and 1995.

NOTE 3--BORROWED MONEY

At December 31, 1996, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1996, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts with last scheduled payment dates on March 25, 1997 and June 25, 1998, respectively. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.50% and 5.9375%, respectively, at December 31, 1996 and 1995. The outstanding balances of the notes totaled $127.9 million and $213.1 million at December 31, 1996 and 1995, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The class A1 notes totaled $70.0 million with a last scheduled payment date of December 26, 1997. The class A2 notes totaled $222.0 million with a last scheduled payment date of July 26, 1999. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The outstanding balances of the notes totaled $292.0 million at December 31, 1996 and are included in other general account obligations.

On December 31, 1996, the Company had outstanding a short-term note of $90.0 million payable to an affiliate at 5.70%. The note, which is included in other general account obligations, was repaid in early January 1997.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                   1996   1995
                                                                  ------ ------
                                                                  (In millions)
Investment expenses.............................................. $333.8 $332.9
Interest expense.................................................   48.1   38.3
Depreciation on real estate and other invested assets............   73.3   62.7
Real estate and other investment taxes...........................   65.2   61.2
                                                                  ------ ------
                                                                  $520.4 $495.1
                                                                  ====== ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                                1996    1995
                                                               ------  -------
                                                               (In millions)
Net gains from asset sales and foreclosures................... $ 81.2  $ 118.6
Capital gains tax.............................................  (53.7)   (64.2)
Net capital gains transferred to the IMR......................  (71.1)   (33.2)
                                                               ------  -------
  Net Realized Capital Gains (Losses)......................... $(43.6) $  21.2
                                                               ======  =======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                                1996    1995
                                                               ------  -------
                                                               (In millions)
Net gains from changes in security values and book value
 adjustments.................................................. $242.2  $  93.4
Increase in asset valuation reserve...........................  (50.5)  (178.5)
                                                               ------  -------
  Net Unrealized Capital Gains (Losses) and Other Adjustments. $191.7  $ (85.1)
                                                               ======  =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                 Gross      Gross
                                     Statement Unrealized Unrealized
                                       Value     Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (In millions)
    Year ended December 31, 1996
    ----------------------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies.......... $   430.2  $    8.8    $  4.2   $   434.8
Obligations of states and political
 subdivisions.......................     175.2       8.8       3.9       180.1
Debt securities issued by foreign
 governments........................     203.5      30.1       0.0       233.6
Corporate securities................  16,902.1   1,083.2     112.6    17,872.7
Mortgage-backed securities..........   4,756.0     116.3      54.5     4,817.8
                                     ---------  --------    ------   ---------
  Total bonds                        $22,467.0  $1,247.2    $175.2   $23,539.0
                                     =========  ========    ======   =========
    Year ended December 31, 1995
    ----------------------------
U.S. Treasury securities and
 Obligations of U.S. government
 corporations and agencies.......... $   638.5  $   42.5    $  0.2   $   680.8
Obligations of states and political
 subdivisions.......................     194.1      20.6       0.1       214.6
Debt securities issued by foreign
 governments........................     297.7      42.2       0.0       339.9
Corporate securities................  18,358.6   1,818.3      73.9    20,103.0
Mortgage-backed securities..........   1,619.6      57.9      20.8     1,656.7
                                     ---------  --------    ------   ---------
  Total bonds....................... $21,108.5  $1,981.5    $ 95.0   $22,995.0
                                     =========  ========    ======   =========

The statement value and fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                            Statement   Fair
                                                              Value     Value
                                                            --------- ---------
                                                               (In millions)
     Due in one year or less............................... $ 1,430.4 $ 1,463.8
     Due after one year through five years.................   5,987.3   6,226.8
     Due after five years through ten years................   5,421.9   5,732.3
     Due after ten years...................................   4,871.4   5,298.3
                                                            --------- ---------
                                                             17,711.0  18,721.2
     Mortgage-backed securities............................   4,756.0   4,817.8
                                                            --------- ---------
                                                            $22,467.0 $23,539.0
                                                            ========= =========

Proceeds from sales of bonds during 1996 and 1995 were $2.8 billion and $2.9 billion, respectively. Gross gains of $43.8 million in 1996 and $69.7 million in 1995 and gross losses of $27.6 million in 1996 and $44.3 million in 1995 were realized on these transactions.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

The cost of common stocks was $136.1 million and $78.1 million at December 31, 1996 and 1995, respectively. At December 31, 1996, gross unrealized appreciation on common stocks totaled $135.0 million, and gross unrealized depreciation totaled $21.3 million. The fair value of preferred stock totaled $416.2 million at December 31, 1996 and $338.8 million at December 31, 1995.

Mortgage loans with outstanding principal balances of $56.0 million, bonds with amortized cost of $159.7 million and real estate with depreciated cost of $23.0 million were nonincome producing for the twelve months ended December 31, 1996.

Restructured commercial mortgage loans aggregated $385.8 million and $466.0 million as of December 31, 1996 and 1995, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                         Year ended December 31
                                                         -----------------------
                                                          1996             1995
                                                         -----            ------
                                                              (In millions)
     Expected........................................... $46.3            $47.0
     Actual.............................................  29.1            $26.8

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1996, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

        Property                                    Property
          Type           Statement Value              Type           Statement Value
        --------         ---------------            --------         ---------------
                          (In millions)                               (In millions)
Apartments..............    $1,667.9        East North Central......    $  734.6
Hotels..................       147.4        East South Central......       158.9
Industrial..............       882.1        Middle Atlantic.........     1,543.3
Office buildings........     1,707.0        Mountain................       382.8
Retail..................     1,489.8        New England.............       843.9
1-4 Family..............         7.4        Pacific.................     2,015.4
Agricultural............     1,608.1        South Atlantic..........     1,437.6
Other...................       454.3        West North Central......       240.6
                            --------        West South Central......       558.3
                            $7,964.0        Other...................        48.6
                            ========                                    --------
                                                                        $7,964.0
                                                                        ========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1996, the fair values of the commercial and agricultural mortgage loan portfolios were $6.6 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1995 were approximately $7.6 billion and $1.8 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1996 were 9.92% and 7.0% for agricultural loans, 9.25% and 6.75% for other properties, and 8.05% and 7.0% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively. The corresponding amounts in 1995 were $455.2 million, $276.7 million, and $12.7 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively. The corresponding amounts in 1995 were $281.0 million, $217.0 million and $185.4 million, respectively.

Amounts recoverable on paid claims and funds held by reinsurers were as follows:

                                                  Year endedDecember 31
                                                  ---------------------
                                                     1996       1995
                                                  ---------- ----------
                                                      (In millions)
     Reinsurance recoverables.................... $     26.5 $     30.7
     Funds held by reinsurers....................       23.4        2.6

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $226.4 million at December 31, 1996 and $212.7 million at December 31, 1995.

Effective January 1, 1994, John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1996, 1995 and 1994 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $24.5 million and $32.7 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $15.7 million and $20.3 million in 1996 and 1995, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Effective January 1, 1996, Variable Life entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 and 1996 issues of retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company transferred $23.2 million of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium to Variable Life, which decreased the Company's net gain from operations by $15.1 million in 1996.

To the extent that an assuming reinsurance company is unable to meet its obligations under a reinsurance agreement, the Company remains liable as the direct insurer on all risks reinsured.

No policies issued by the Company have been reinsured with a foreign company which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1996 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $84.4 million in 1996 and $76.3 million in 1995. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED

The Company provides additional compensation to certain employees based on achievement of annual and long-term corporate financial objectives.

Pension expense is summarized as follows:

                                                       Year ended December 31
                                                       ----------------------
                                                         1996          1995
                                                       --------      --------
                                                            (In millions)
     Defined benefit plans:
         Service cost--benefits earned during the
          period.....................................  $  32.4        $  30.1
         Interest cost on the projected benefit
          obligation.................................    107.4          103.5
         Actual return on plan assets................   (225.1)        (369.5)
         Net amortization and deferral...............     85.0          260.5
                                                       -------        -------
                                                          (0.3)          24.6
     Defined contribution plans......................     21.4           19.8
                                                       -------        -------
     Total pension expense...........................  $  21.1        $  44.4
                                                       =======        =======

Assumptions used in accounting for the defined benefit pension plans were as follows:

                                                          1996           1995
                                                          -----          -----
     Discount rate...................................     7.25%          7.50%
     Weighted rate of increase in compensation levels     4.78%          5.10%
     Expected long-term rate of return on assets.....     8.50%          7.75%

The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:

                                                       Year ended December 31
                                                       -----------------------
                                                          1996         1995
                                                       ----------   ----------
                                                            (In millions)
     Actuarial present value of benefit obligations:
         Vested benefit obligation...................  $(1,344.8)   $(1,242.9)
                                                       =========    =========
         Accumulated benefit obligation..............  $(1,387.7)   $(1,300.3)
                                                       =========    =========
     Projected benefit obligation....................  $(1,582.4)   $(1,480.0)
     Plan assets fair value..........................    1,787.6      1,645.3
                                                       ---------    ---------
     Excess of plan assets over projected benefit
      obligation.....................................      205.2        165.3
     Unrecognized net gain...........................     (176.1)      (139.1)
     Prior service cost not yet recognized in net
      periodic pension cost..........................       42.8         50.0
     Unrecognized net asset, net of amortization.....      (95.9)      (111.2)
                                                       ---------    ---------
     Net pension liability...........................  $   (24.0)   $   (35.0)
                                                       =========    =========

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1996, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments. The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.

                                                      December 31
                                          -------------------------------------
                                                1996               1995
                                          ------------------ ------------------
                                          Medical            Medical
                                            and      Life      and      Life
                                          Dental   Insurance Dental   Insurance
                                           Plans     Plans    Plans     Plans
                                          -------  --------- -------  ---------
                                                     (In millions)
Accumulated postretirement benefit
 obligation:
   Retirees.............................. $(234.2)  $(100.6) $(236.5)  $ (89.2)
   Fully eligible active plan
    participants.........................   (46.4)    (19.4)   (42.9)    (20.1)
                                          -------   -------  -------   -------
                                           (280.6)   (120.0)  (279.4)   (109.3)
Plan assets at fair value................   132.4       0.0     96.9       0.0
                                          -------   -------  -------   -------
Accumulated postretirement benefit
 obligation in excess of plan assets.....  (148.2)   (120.0)  (182.5)   (109.3)
Unrecognized prior service cost..........    16.7       5.3     18.2       5.8
Unrecognized prior net gain..............   (93.0)      4.0    (84.2)     (4.2)
Unrecognized transition obligation.......   256.8      78.4    272.9      83.3
                                          -------   -------  -------   -------
Accrued postretirement benefit cost...... $  32.3   $ (32.3) $  24.4   $ (24.4)
                                          =======   =======  =======   =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Net postretirement benefits costs for the years ended December 31, 1996 and 1995 were $47.4 million and $50.2 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

Net periodic postretirement benefits cost included the following components:

                                                        December 31
                                            -------------------------------------
                                                  1996               1995
                                            ------------------ ------------------
                                            Medical            Medical
                                              and      Life      and      Life
                                            Dental   Insurance Dental   Insurance
                                             Plans     Plans    Plans     Plans
                                            -------  --------- -------  ---------
                                                       (In millions)
     Eligibility cost...................... $  7.1     $ 1.8   $  5.3     $ 1.5
     Interest cost.........................   19.8       8.3     21.1       7.8
     Actual return on plan assets..........  (15.9)      0.0    (15.5)      0.0
     Net amortization and deferral.........   20.9       5.4     25.0       5.0
                                            ------     -----   ------     -----
     Net periodic postretirement benefit
      cost................................. $ 31.9     $15.5   $ 35.9     $14.3
                                            ======     =====   ======     =====

The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1996 was 7.25% (7.5% for 1995). The annual assumed rate of increase in the health care cost trend rate for the medical coverages is 8.0% for 1997 (8.25% was assumed for 1996) and is assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1996 by $28.1 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $2.9 million for 1996 and $3.6 million for 1995.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1996, the accumulated postretirement benefit obligations for non-vested employees amounted to $69.4 million for medical and dental plans and $10.7 million for life insurance plans. The corresponding amounts as of December 31, 1995 were $67.7 million and $10.8 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $9.6 billion at December 31, 1996 and $9.5 billion at December 31, 1995; total liabilities amounted to $8.5 billion at December 31, 1996 and $8.3 billion at December 31, 1995; and total net income was $193.0 million in 1996 and $89.5 million in 1995.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--AFFILIATES--CONTINUED

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 15).

The Company received dividends of $9.4 million and $9.7 million in 1996 and 1995, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1997 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2003.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $0.5 million and $7.7 million at December 31, 1996 and 1995, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:

                                                                December 31
                                                             -----------------
                                                               1996     1995
                                                             -------- --------
                                                               (In millions)
Futures contracts to purchase securities.................... $  117.6 $   62.2
                                                             ======== ========
Futures contracts to sell securities........................ $  136.4 $  299.9
                                                             ======== ========
Notional amount of interest rate swaps, interest rate
 swaptions, currency rate swaps, interest rate caps and in-
 terest rate floors to:
  Receive variable rates.................................... $3,822.8 $1,735.0
                                                             ======== ========
  Receive fixed rates....................................... $2,912.5 $1,756.3
                                                             ======== ========

The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that any such losses would be immaterial.

Based on market rates in effect at December 31, 1996, the Company's interest rate swaps, interest rate swaptions, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $16.4 million, $0.0 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The corresponding amounts as of December 31, 1995 were $37.0 million, $0.0 million, $23.3 million, $(0.3) million and $0.0 million, respectively.

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $32.1 million in 1996 and $32.2 million in 1995. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                               December 31, 1996
                                                               -----------------
                                                                 (In millions)
     1997.....................................................       $23.2
     1998.....................................................        18.8
     1999.....................................................        15.3
     2000.....................................................        12.3
     2001.....................................................         7.8
     Thereafter...............................................        17.0
                                                                     -----
     Total minimum payments...................................       $94.4
                                                                     =====

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      December 31, 1996 Percent
                                                      ----------------- -------
                                                        (In millions)
Subject to discretionary withdrawal (with adjust-
 ment):
  With market value adjustment.......................     $ 1,748.9        4.9%
  At book value less surrender charge................       2,681.4        7.5
                                                          ---------      -----
  Total with adjustment..............................       4,430.3       12.4
  Subject to discretionary withdrawal (without ad-
   justment) at book value...........................         815.7        2.3
  Subject to discretionary withdrawal--separate ac-
   counts............................................      11,816.8       33.0
Not subject to discretionary withdrawal:
  General account....................................      17,422.1       48.7
  Separate accounts..................................       1,297.3        3.6
                                                          ---------      -----
Total annuity reserves and deposit liabilities--be-
 fore reinsurance....................................      35,782.2      100.0%
                                                                         =====
Less reinsurance ceded...............................          (0.2)
                                                          ---------
Net annuity reserves and deposit fund liabilities....     $35,782.0
                                                          =========

Any liquidation costs associated with the $11.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 14--UNPAID CLAIMS

Activity in the liability for accident and health unpaid claims is as follows:

                                                                  1996    1995
                                                                 ------  ------
                                                                 (In millions)
Balance at January 1............................................ $207.7  $216.2
  Less reinsurance recoverables.................................    4.0    (7.3)
                                                                 ------  ------
Net balance at January 1........................................  203.7   208.9
                                                                 ------  ------
Incurred related to:
  Current year..................................................  293.8   301.0
  Prior years...................................................  (36.1)  (25.2)
                                                                 ------  ------
Total incurred..................................................  257.7   275.8
                                                                 ------  ------
Paid related to:
  Current year..................................................  183.7   192.0
  Prior years...................................................   71.7    89.0
                                                                 ------  ------
Total paid......................................................  255.4   281.0
                                                                 ------  ------
Net balance at December 31......................................  206.0   203.7
  Plus reinsurance recoverable..................................    3.0     4.0
                                                                 ------  ------
Balance at December 31.......................................... $209.0  $207.7
                                                                 ======  ======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--UNPAID CLAIMS--CONTINUED

As a result of favorable changes in claim estimates and a decline in fully insured business, the liability for prior year claims decreased in 1996 and 1995.

NOTE 15--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $619.4 million, $14.7 million, $160.2 million and $275.4 million, respectively, at December 31, 1996. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The fair value of the commitments described above is $1.1 billion at December 31, 1996. The majority of these commitments expire in 1997.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1996, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $907.4 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1996 and 1995 amounted to $3.4 million and $0.0 million, respectively.

During 1996, the Company entered into credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired and equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1996, the aggregate outstanding principal balance of the pools of loans was $535.3 million. There were no mortgage loans buy-backs in 1996.

The Company has a support agreement with JHVLICo under which the Company agrees to continue directly or indirectly to own all of JHVLICo's common stock and maintain JHVLICo's net worth at not less than $1 million.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--COMMITMENTS AND CONTINGENCIES--CONTINUED

The Company has a support agreement with John Hancock Capital Corporation
(JHCC) under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1996 were $278.3 million for short-term borrowings and $145.1 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Various lawsuits arise against the Company in the course of the Company's business. Purported class actions and individual actions have been or could be brought against the Company in its normal course of business. While the Company specifically denies any wrongdoing, such litigation is subject to many uncertainties, and given the current environment and complexity of various types of litigation, their outcome can not be predicted. Accordingly, the Company has established a litigation reserve. As appropriate, the reserve will be used for legal and other costs related to opposing such litigation or in the ultimate settlement of suits. The reserve has been charged directly to policyholders' contingency reserves of the Company. The Company believes that the ultimate outcome of pending litigation should not have a material adverse effect on the Company's financial position.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 16--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                              Year ended December 31
                                      ----------------------------------------
                                             1996                 1995
                                      -------------------  -------------------
                                      Carrying    Fair     Carrying    Fair
                                       Amount     Value     Amount     Value
                                      --------- ---------  --------- ---------
                                                   (In millions)
Assets
  Bonds--Note 6...................... $22,467.0 $23,539.0  $21,108.5 $22,995.0
  Preferred stocks--Note 6...........     416.2     416.2      338.8     338.8
  Common stocks--Note 6..............     249.8     249.8      130.9     130.9
  Mortgage loans on real estate--
   Note 6............................   7,964.0   8,400.2    8,801.5   9,381.8
  Policy loans--Note 1...............   1,589.3   1,589.3    1,621.3   1,621.3
  Cash and cash equivalents--Note 1..   1,416.7   1,416.7      540.7     540.7
Liabilities
  Guaranteed investment contracts--
   Note 1............................  11,921.6  11,943.2   12,014.3  12,325.3
  Fixed rate deferred and immediate
   annuities--Note 1.................   3,909.3   3,886.1    3,494.5   3,478.6
  Supplementary contracts without
   life contingencies--Note 1........      45.6      46.0       39.6      40.7
Derivatives liabilities relating
 to:--Note 11
Interest rate swaps..................       --       16.4        --       37.0
Currency rate swaps..................       --       41.1        --       23.3
Interest rate caps...................       --       (0.6)       --       (0.3)
Interest rate floors.................       --       (0.1)       --        0.0
Commitments--Note 15.................       --    1,095.7        --    1,070.2

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with John Hancock under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

    Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

    Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

    Option 2B--Income for a Fixed Period, with each payment as declared.

    Option 3--Life Income with Payments for a Guaranteed Period.

    Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

    Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with John Hancock's approval.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. John Hancock will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at John Hancock's Servicing Office. John Hancock assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, John Hancock will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  SUICIDE. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, the policy will terminate and John Hancock will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If the suicide is more than 2 years from the issue date but within 2 years of any increase in death benefit due to payment of any premium in excess of the Required Premium or change in Death Benefit Option the benefits payable will not include the increased benefit but will include the excess premium.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, John Hancock will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of the insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any increase in death benefit, it shall be incontestable after the increase has been in force during the lifetime of the insured for 2 years from the increase date.

  DEFERRAL OF DETERMINATION AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, withdrawal or loan proceeds will ordinarily be made within seven days after receipt at John Hancock's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  John Hancock may defer any transaction requiring a determination of Account Value for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or
(2) the Commission by order permits postponement of such actions for the protection of John Hancock Owners.

  Under a Policy being continued under a fixed non-forfeiture option, payment of the cash value or loan proceeds may be deferred by John Hancock for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3 1/2% if such a deferment extends beyond 29 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

           APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, Account Value and Surrender Value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, premium schedule and Sum Insured and shows how the death benefit, Account Value and Surrender Value (reflecting the deduction of surrender charges, if any) may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums paid at the beginning of each Policy year and will assist in a comparison of the values set forth in the tables with those under other variable life insurance policies which may be issued by John Hancock or other companies. Tables are provided for each of the three available death benefit options. The values for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit, Account Value and Surrender Value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that current monthly rates for insurance and current charges for expenses (including John Hancock's intended waiver after ten Policy years of the sales charge deducted from certain premiums and its intended reduction in the tenth Policy year in the insurance charge deducted monthly from Account Value) will be made in each year illustrated. The tables headed "Using Maximum Charges" assumes that the maximum (guaranteed) charge will be made for the monthly rates for insurance and for expense charges in each year illustrated without waivers or reductions. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Funds (equivalent to an effective annual rate of .61%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Funds (equivalent to an effective annual rate of
 .19%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Funds' investment adviser, see the attached prospectuses for the Funds. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the variable subaccounts. The actual charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, John Hancock reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  John Hancock will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, underwriting risk classification and the Sum Insured at issue or premium amount requested, and assuming annual premiums and that the proposed insured is not in a substandard underwriting risk classification.

DEATH BENEFIT OPTION 1: --LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                               Death Benefit                    Account Value                    Surrender Value
                       -------------------------------- --------------------------------  --------------------------------
           Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------- --------------------------------  -------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- --------   --------   ---------  --------   --------   ---------   --------   --------   ---------
   1             945    100,000    100,000     100,000       323        356         389          0          0           0
   2           1,937    100,000    100,000     100,000       873        967       1,065        303        397         495
   3           2,979    100,000    100,000     100,000     1,405      1,595       1,802        700        890       1,097
   4           4,073    100,000    100,000     100,000     1,919      2,241       2,604      1,079      1,401       1,764
   5           5,222    100,000    100,000     100,000     2,413      2,903       3,478      1,738      2,228       2,803
   6           6,428    100,000    100,000     100,000     2,887      3,583       4,430      2,077      2,773       3,620
   7           7,694    100,000    100,000     100,000     3,339      4,277       5,466      2,529      3,467       4,656
   8           9,024    100,000    100,000     100,000     3,769      4,987       6,595      3,049      4,267       5,875
   9          10,420    100,000    100,000     100,000     4,173      5,710       7,824      3,543      5,080       7,194
  10          11,886    100,000    100,000     100,000     4,563      6,462       9,185      4,023      5,922       8,645
  11          13,425    100,000    100,000     100,000     4,973      7,278      10,725      4,523      6,828      10,275
  12          15,042    100,000    100,000     100,000     5,358      8,114      12,414      5,043      7,799      12,099
  13          16,739    100,000    100,000     100,000     5,716      8,970      14,269      5,536      8,790      14,089
  14          18,521    100,000    100,000     100,000     6,048      9,847      16,308      6,048      9,847      16,308
  15          20,392    100,000    100,000     100,000     6,350     10,744      18,550      6,350     10,744      18,550
  16          22,356    100,000    100,000     100,000     6,622     11,660      21,019      6,622     11,660      21,019
  17          24,419    100,000    100,000     100,000     6,855     12,588      23,734      6,855     12,588      23,734
  18          26,585    100,000    100,000     100,000     7,041     13,523      26,720      7,041     13,523      26,720
  19          28,859    100,000    100,000     100,000     7,176     14,462      30,006      7,176     14,462      30,006
  20          31,247    100,000    100,000     100,000     7,254     15,400      33,628      7,254     15,400      33,628
  25          45,102    100,000    100,000     100,000     6,563     19,898      58,375      6,563     19,898      58,375
  30          62,785    100,000    100,000     120,725     3,156     23,350     100,604      3,156     23,350     100,604
  35          85,353    100,000    100,000     195,789         0     23,659     170,251          0     23,659     170,251
  40         142,701    100,000    100,000     292,335         0     39,567     278,414          0     39,567     278,414
  45         215,894    100,000    100,000     481,197         0     33,937     458,282          0     33,937     458,282

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,820 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,820 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM
CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                               Death Benefit                    Account Value                    Surrender Value
                       -------------------------------  -------------------------------   -------------------------------
           Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------  -------------------------------   -------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- --------   --------   ---------  --------   --------   ---------   --------   --------   ---------
   1             945    100,000    100,000     100,000       275        307         339          0          0           0
   2           1,937    100,000    100,000     100,000       778        866         958          8         96         188
   3           2,979    100,000    100,000     100,000     1,263      1,440       1,633        358        535         728
   4           4,073    100,000    100,000     100,000     1,732      2,030       2,366        692        990       1,326
   5           5,222    100,000    100,000     100,000     2,180      2,633       3,164      1,005      1,458       1,989
   6           6,428    100,000    100,000     100,000     2,610      3,250       4,032      1,300      1,940       2,722
   7           7,694    100,000    100,000     100,000     3,017      3,879       4,974      1,807      2,669       3,764
   8           9,024    100,000    100,000     100,000     3,402      4,521       6,000      2,282      3,401       4,880
   9          10,420    100,000    100,000     100,000     3,763      5,172       7,115      2,833      4,242       6,185
  10          11,886    100,000    100,000     100,000     4,109      5,848       8,347      3,569      5,308       7,807
  11          13,425    100,000    100,000     100,000     4,428      6,534       9,691      3,978      6,084       9,241
  12          15,042    100,000    100,000     100,000     4,719      7,229      11,159      4,404      6,914      10,844
  13          16,739    100,000    100,000     100,000     4,981      7,934      12,764      4,801      7,754      12,584
  14          18,521    100,000    100,000     100,000     5,213      8,647      14,521      5,213      8,647      14,521
  15          20,392    100,000    100,000     100,000     5,411      9,366      16,445      5,411      9,366      16,445
  16          22,356    100,000    100,000     100,000     5,573     10,089      18,555      5,573     10,089      18,555
  17          24,419    100,000    100,000     100,000     5,693     10,812      20,867      5,693     10,812      20,867
  18          26,585    100,000    100,000     100,000     5,765     11,527      23,401      5,765     11,527      23,401
  19          28,859    100,000    100,000     100,000     5,785     12,232      26,183      5,785     12,232      26,183
  20          31,247    100,000    100,000     100,000     5,743     12,917      29,235      5,743     12,917      29,235
  25          45,102    100,000    100,000     100,000     4,375     15,822      49,859      4,375     15,822      49,859
  30          62,785    100,000    100,000     101,811        51     16,825      84,843         51     16,825      84,843
  35          85,353    100,000    100,000     165,175         0     13,002     143,630          0     13,002     143,630
  40         149,455    100,000    100,000     245,350         0     19,932     233,666          0     19,932     233,666
  45         231,267    100,000    100,000     402,746         0          0     383,567          0          0     383,567

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $6,984 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $6,984 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                               Death Benefit                     Account Value                    Surrender Value
                       -------------------------------  -------------------------------   -------------------------------
           Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated    Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------  -------------------------------   -------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- --------   --------   ---------  --------   --------   ---------   --------   --------   ---------
   1             945    100,000    100,000     100,000       323        356         389          0          0           0
   2           1,937    100,000    100,000     100,000       873        967       1,065        303        397         495
   3           2,979    100,000    100,000     100,000     1,405      1,595       1,802        700        890       1,097
   4           4,073    100,000    100,000     100,000     1,919      2,241       2,604      1,079      1,401       1,764
   5           5,222    100,000    100,000     100,000     2,413      2,903       3,478      1,738      2,228       2,803
   6           6,428    100,000    100,000     100,000     2,887      3,583       4,430      2,077      2,773       3,620
   7           7,694    100,000    100,000     100,000     3,339      4,277       5,466      2,529      3,467       4,656
   8           9,024    100,000    100,000     100,000     3,769      4,987       6,595      3,049      4,267       5,875
   9          10,420    100,000    100,000     100,000     4,173      5,710       7,824      3,543      5,080       7,194
  10          11,886    100,000    100,000     100,000     4,563      6,462       9,185      4,023      5,922       8,645
  11          13,425    100,000    100,000     100,000     4,973      7,278      10,725      4,523      6,828      10,275
  12          15,042    100,000    100,000     100,000     5,358      8,114      12,414      5,043      7,799      12,099
  13          16,739    100,000    100,000     100,000     5,716      8,970      14,269      5,536      8,790      14,089
  14          18,521    100,000    100,000     100,000     6,048      9,847      16,308      6,048      9,847      16,308
  15          20,392    100,000    100,000     100,000     6,350     10,744      18,550      6,350     10,744      18,550
  16          22,356    100,000    100,000     100,152     6,622     11,660      21,019      6,622     11,660      21,019
  17          24,419    100,000    100,000     101,247     6,855     12,588      23,731      6,855     12,588      23,731
  18          26,585    100,000    100,000     102,570     7,041     13,523      26,707      7,041     13,523      26,707
  19          28,859    100,000    100,000     104,151     7,176     14,462      29,972      7,176     14,462      29,972
  20          31,247    100,000    100,000     106,021     7,254     15,400      33,555      7,254     15,400      33,555
  25          45,102    100,000    100,000     121,010     6,563     19,898      57,509      6,563     19,898      57,509
  30          62,785    100,000    100,000     150,193     3,156     23,350      96,142      3,156     23,350      96,142
  35          85,353    100,000    100,000     203,315         0     23,659     158,743          0     23,659     158,743
  40         142,701    100,000    104,489     283,933         0     38,027     256,989          0     38,027     256,989
  45         215,894    100,000    100,000     440,946         0     31,079     419,948          0     31,079     419,948

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,820 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,820 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM
CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                                Death Benefit                    Account Value                    Surrender Value
                       -------------------------------  -------------------------------   -------------------------------
           Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated    Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------  -------------------------------   -------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- --------   --------   ---------  --------   --------   ---------   --------   --------   ---------
   1             945    100,000    100,000     100,000       275        307         339          0          0           0
   2           1,937    100,000    100,000     100,000       778        866         958          8         96         188
   3           2,979    100,000    100,000     100,000     1,263      1,440       1,633        358        535         728
   4           4,073    100,000    100,000     100,000     1,732      2,030       2,366        692        990       1,326
   5           5,222    100,000    100,000     100,000     2,180      2,633       3,164      1,005      1,458       1,989
   6           6,428    100,000    100,000     100,000     2,610      3,250       4,032      1,300      1,940       2,722
   7           7,694    100,000    100,000     100,000     3,017      3,879       4,974      1,807      2,669       3,764
   8           9,024    100,000    100,000     100,000     3,402      4,521       6,000      2,282      3,401       4,880
   9          10,420    100,000    100,000     100,000     3,763      5,172       7,115      2,833      4,242       6,185
  10          11,886    100,000    100,000     100,000     4,109      5,848       8,347      3,569      5,308       7,807
  11          13,425    100,000    100,000     100,000     4,428      6,534       9,691      3,978      6,084       9,241
  12          15,042    100,000    100,000     100,000     4,719      7,229      11,159      4,404      6,914      10,844
  13          16,739    100,000    100,000     100,000     4,981      7,934      12,764      4,801      7,754      12,584
  14          18,521    100,000    100,000     100,000     5,213      8,647      14,521      5,213      8,647      14,521
  15          20,392    100,000    100,000     100,000     5,411      9,366      16,445      5,411      9,366      16,445
  16          22,356    100,000    100,000     100,000     5,573     10,089      18,555      5,573     10,089      18,555
  17          24,419    100,000    100,000     100,000     5,693     10,812      20,867      5,693     10,812      20,867
  18          26,585    100,000    100,000     100,000     5,765     11,527      23,401      5,765     11,527      23,401
  19          28,859    100,000    100,000     100,362     5,785     12,232      26,182      5,785     12,232      26,182
  20          31,247    100,000    100,000     101,695     5,743     12,917      29,229      5,743     12,917      29,229
  25          45,102    100,000    100,000     112,952     4,375     15,822      49,451      4,375     15,822      49,451
  30          62,785    100,000    100,000     135,777        51     16,825      81,726         51     16,825      81,726
  35          85,353    100,000    100,000     178,107         0     13,002     133,536          0     13,002     133,536
  40         149,455    100,000    100,000     240,316         0     19,286     213,372          0     19,286     213,372
  45         231,267    100,000    100,000     366,235         0          0     345,436          0          0     345,436

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $6,984 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $6,984 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                                Death Benefit                    Account Value                    Surrender Value
                       -------------------------------  -------------------------------   -------------------------------
           Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated    Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------  -------------------------------   -------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- --------   --------   ---------  --------   --------   ---------   --------   --------   ---------
   1             945    100,000    100,000     100,000       323        356         389          0          0           0
   2           1,937    100,000    100,000     100,000       873        967       1,065        303        397         495
   3           2,979    100,000    100,000     100,000     1,405      1,595       1,802        700        890       1,097
   4           4,073    100,000    100,000     100,000     1,919      2,241       2,604      1,079      1,401       1,764
   5           5,222    100,000    100,000     100,000     2,413      2,903       3,478      1,738      2,228       2,803
   6           6,428    100,000    100,000     100,000     2,887      3,583       4,430      2,077      2,773       3,620
   7           7,694    100,000    100,000     100,000     3,339      4,277       5,466      2,529      3,467       4,656
   8           9,024    100,000    100,000     100,000     3,769      4,987       6,595      3,049      4,267       5,875
   9          10,420    100,000    100,000     100,000     4,173      5,710       7,824      3,543      5,080       7,194
  10          11,886    100,000    100,000     100,000     4,563      6,462       9,185      4,023      5,922       8,645
  11          13,425    100,000    100,000     100,000     4,973      7,278      10,725      4,523      6,828      10,275
  12          15,042    100,000    100,000     100,000     5,358      8,114      12,414      5,043      7,799      12,099
  13          16,739    100,000    100,000     100,000     5,716      8,970      14,269      5,536      8,790      14,089
  14          18,521    100,000    100,000     100,000     6,048      9,847      16,308      6,048      9,847      16,308
  15          20,392    100,000    100,000     100,000     6,350     10,744      18,550      6,350     10,744      18,550
  16          22,356    100,000    100,000     100,000     6,622     11,660      21,019      6,622     11,660      21,019
  17          24,419    100,000    100,000     100,000     6,855     12,588      23,734      6,855     12,588      23,734
  18          26,585    100,000    100,000     100,000     7,041     13,523      26,720      7,041     13,523      26,720
  19          28,859    100,000    100,000     100,000     7,176     14,462      30,006      7,176     14,462      30,006
  20          31,247    100,000    100,000     100,000     7,254     15,400      33,628      7,254     15,400      33,628
  25          45,102    100,000    100,000     113,115     6,563     19,898      58,214      6,563     19,898      58,214
  30          62,785    100,000    100,000     164,764     3,156     23,350      96,806      3,156     23,350      96,806
  35          85,353    100,000    100,000     235,194         0     23,659     155,387          0     23,659     155,387
  40         142,701    100,000    100,000     324,535    16,151     48,245     237,094     16,151     48,245     237,094
  45         215,894    100,000    102,018     449,815    30,855     80,800     356,261     30,855     80,800     356,261

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,820 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,820 at 6% and $0 at 12%.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                                Death Benefit                    Account Value                    Surrender Value
                       -------------------------------  -------------------------------   -------------------------------
           Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated    Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------  -------------------------------   -------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- --------   --------   ---------  --------   --------   ---------   --------   --------   ---------
   1             945    100,000    100,000     100,000       275        307         339          0          0           0
   2           1,937    100,000    100,000     100,000       778        866         958          8         96         188
   3           2,979    100,000    100,000     100,000     1,263      1,440       1,633        358        535         728
   4           4,073    100,000    100,000     100,000     1,732      2,030       2,366        692        990       1,326
   5           5,222    100,000    100,000     100,000     2,180      2,633       3,164      1,005      1,458       1,989
   6           6,428    100,000    100,000     100,000     2,610      3,250       4,032      1,300      1,940       2,722
   7           7,694    100,000    100,000     100,000     3,017      3,879       4,974      1,807      2,669       3,764
   8           9,024    100,000    100,000     100,000     3,402      4,521       6,000      2,282      3,401       4,880
   9          10,420    100,000    100,000     100,000     3,763      5,172       7,115      2,833      4,242       6,185
  10          11,886    100,000    100,000     100,000     4,109      5,848       8,347      3,569      5,308       7,807
  11          13,425    100,000    100,000     100,000     4,428      6,534       9,691      3,978      6,084       9,241
  12          15,042    100,000    100,000     100,000     4,719      7,229      11,159      4,404      6,914      10,844
  13          16,739    100,000    100,000     100,000     4,981      7,934      12,764      4,801      7,754      12,584
  14          18,521    100,000    100,000     100,000     5,213      8,647      14,521      5,213      8,647      14,521
  15          20,392    100,000    100,000     100,000     5,411      9,366      16,445      5,411      9,366      16,445
  16          22,356    100,000    100,000     100,000     5,573     10,089      18,555      5,573     10,089      18,555
  17          24,419    100,000    100,000     100,000     5,693     10,812      20,867      5,693     10,812      20,867
  18          26,585    100,000    100,000     100,000     5,765     11,527      23,401      5,765     11,527      23,401
  19          28,859    100,000    100,000     100,000     5,785     12,232      26,183      5,785     12,232      26,183
  20          31,247    100,000    100,000     100,000     5,743     12,917      29,235      5,743     12,917      29,235
  25          45,102    100,000    100,000     100,000     4,375     15,822      49,859      4,375     15,822      49,859
  30          62,785    100,000    100,000     140,900        51     16,825      82,785         51     16,825      82,785
  35          85,353    100,000    100,000     200,543         0     13,002     132,494          0     13,002     132,494
  40         149,455    100,000    100,000     273,513     6,713     34,845     199,820      6,713     34,845     199,820
  45         231,267    100,000    100,000     374,443    11,963     59,950     296,565     11,963     59,950     296,565

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $6,984 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $6,984 at 6% and $0 at 12%.

    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   [LOGO OF JOHN HANCOCK WORLDWIDE SPONSOR]


        POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117

S8144NY-M 5/97

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.


                       REPRESENTATION OF REASONABLENESS

      John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Article 9 of John Hancock's Bylaws and Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectus consisting of 84 pages.

      The undertaking to file reports.

      The undertaking regarding indemnification.

      The signatures.

      The following exhibits:

I.A. (1) John Hancock Board Resolution establishing the separate account, previously filed electronically on April 26, 1996.

     (2)  Not Applicable

     (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.


          (c) Schedule of sales commissions included in Exhibit 1. A.
             (3) (a) above.

     (4)    Not Applicable

     (5) Form of scheduled premium variable life insurance policy included in the initial filing of this Form S-6 Registration Statement, filed February 22, 1994.

     (6) Charter and By-Laws of John Hancock Mutual Life Insurance Company, previously filed electronically on April 26, 1996.

     (7)    Not Applicable.

     (8)    Not Applicable.

     (9)    Not Applicable.

     (10) Form of application for Policy included in the initial filing of this Form S-6 Registration Statement, filed February 22, 1994.

2. Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered included in Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement, filed in July, 1994.

4.   Not Applicable

5.   Not Applicable

6. Opinion and consent of actuary, previously filed electronically on April 23, 1997.

7.   Consent of independent auditors.

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-2(b)(l2)(ii), previously filed electronically on April 26, 1996.

9. Power of attorney for Robert J. Tarr, Jr., previously filed electronically on April 23, 1997. Powers of attorney for Bodman, Gifford, Boyan, Morton, Magee, Connors, Brown, Phillips, Booth, Vappi, Bromery, Staley, D'Alessandro, Fast, Aborn, Bok, Feldstein, Fish and Syron included in Post-Effective Amendment No 1 to this Form S-6 Registration Statement filed in April, 1995; power of attorney for Michael C. Hawley, previously filed electronically on April 26, 1996.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).






RAK0102.DOC

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Mutual Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 12th day of May, 1997.

                                    JOHN HANCOCK MUTUAL LIFE
                                    INSURANCE COMPANY

(SEAL)

                                 By STEPHEN L. BROWN
                                    ----------------
                                    Stephen L. Brown
                                       Chairman



Attest:  RONALD J. BOCAGE
         --------------------------
         Ronald J. Bocage
         Vice President and Counsel



RAK0115.DOC

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Mutual Life Insurance Company and on the dates indicated.


  SIGNATURE                        TITLE                  DATE
  ---------                        -----                  ----
                       Executive Vice President
                       and Chief Financial Officer
                       (Principal Financial Officer)
THOMAS E. MOLONEY
-----------------
Thomas E. Moloney                                      May 12, 1997



JANET A. PENDLETON     Vice President/Controller
------------------     (Principal
Janet A. Pendleton     Accounting Officer)             May 12, 1997



                       Chairman of the Board and
                       Chief Executive Officer
STEPHEN L. BROWN       (Principal Executive Officer)
----------------
Stephen L. Brown
for himself and as
Attorney-in-Fact                                       May 12, 1997



FOR:   Foster L. Aborn        Vice Chairman of the Board
       William L. Boyan       President, Chief Operating Officer & Director
       David F. D'Alessandro  Senior Executive Vice President & Director
     Nelson S. Gifford        Director          E. James Morton               Director
     John F. Magee            Director          Thomas L. Phillips            Director
     John M. Connors          Director          Joan T. Bok                   Director
     Robert J. Tarr, Jr.      Director          Robert E. Fast                Director
     C. Vincent Vappi         Director          Samuel W. Bodman              Director
     Randolph W. Bromery      Director          Lawrence K. Fish              Director
     I. MacAllister Booth     Director          Kathleen F. Feldstein         Director
     Michael C. Hawley        Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Mutual Variable Life Insurance Account UV, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 12th day of May, 1997.



             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                                  (Registrant)

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)



                                   By  STEPHEN L. BROWN
                                       ----------------
                                       Stephen L. Brown
                                          Chairman



Attest:    RONALD J. BOCAGE
           --------------------------
           Ronald J. Bocage
           Vice President and Counsel



RAK0102.DOC